As filed with the Securities and Exchange Commission on November 21, 2001
                                                 Securities Act File No. 333-___
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No. [ ]

                          Post-Effective Amendment No. [ ]


                              PILGRIM MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)


         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)


                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)


                              Kimberly A. Anderson
                          ING Pilgrim Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)


                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                     Dechert
                              1775 Eye Street, N.W.
                            Washington, DC 20006-2401

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

   It is proposed that this filing will become effective on December 21, 2001 pursuant to Rule 488 under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                             Pilgrim High Yield Fund
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                January 17, 2002

Dear Shareholder:

     Your Board of Directors has called a special meeting of shareholders ("Special Meeting") of Pilgrim High Yield Fund ("High Yield Fund") scheduled to be held at 8:00 a.m., local time, on March 14, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     The Board of Directors of High Yield Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of High Yield Fund, which is managed by ING Pilgrim Investments, LLC ("ING Pilgrim") into Pilgrim High Yield Fund II ("High Yield Fund II"), which will be renamed "ING High Yield Opportunity Fund" and which is also managed by ING Pilgrim (each a "Fund," and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "Pilgrim Funds."

     If approved by shareholders, you will become a shareholder of High Yield Fund II on the date that the Reorganization occurs. The Reorganization would provide shareholders of High Yield Fund with an opportunity to participate in a larger fund with substantially similar investment objectives and strategies.

     You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying documents describe the proposed transaction and compare the policies and expenses of the Funds for your evaluation.

     After careful consideration, the Board of Directors of High Yield Fund unanimously approved this proposal and recommends shareholders vote "FOR" the proposal.

     A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MARCH 13, 2002.

     High Yield Fund is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        James M. Hennessy,
                                        President and Chief Executive Officer

                             Pilgrim High Yield Fund
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                             PILGRIM HIGH YIELD FUND
                           SCHEDULED ON MARCH 14, 2002


To the Shareholders:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders ("Special Meeting") of Pilgrim High Yield Fund ("High Yield Fund") is scheduled for March 14, 2002, at 8:00 a.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

     At the Special Meeting, you will be asked to consider and approve the following proposals:

     (1) To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among High Yield Fund and Pilgrim High Yield Fund II ("High Yield Fund II") providing for the merger of High Yield Fund with and into High Yield Fund II, which will then be renamed the "ING High Yield Opportunity Fund"; and

     (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on December 17, 2001, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to High Yield Fund or by voting in person at the Special Meeting.

                                        By Order of the Board of Directors


                                        Kimberly A. Anderson,
                                        Vice President and Secretary
January 17, 2001

                           PILGRIM HIGH YIELD FUND II
                           PROXY STATEMENT/PROSPECTUS

                                JANUARY 17, 2002


                                TABLE OF CONTENTS


INTRODUCTION..............................................................    1

SUMMARY...................................................................    2

   The Proposed Reorganization............................................    2
   Comparison of Investment Objectives and Strategies.....................    4
   Comparison of Portfolio Characteristics................................    5
   Credit Rating Comparison of Holdings...................................    6
   Relative Performance...................................................    6
   Performance of High Yield Fund II......................................    7
   Comparison of Investment Techniques and Principal
    Risks of Investing in the Funds.......................................   10

COMPARISON OF FEES AND EXPENSES...........................................   12

   Management Fee.........................................................   12
   Administration Fee.....................................................   12
   Distribution and Service Fees..........................................   12
   Expense Limitation Agreements..........................................   12
   Expense Table..........................................................   12
   General Information....................................................   15

INFORMATION ABOUT THE REORGANIZATION......................................   15

   The Reorganization Agreement...........................................   15
   Reasons for Change in the Name of the Surviving Fund...................   16
   Reasons for the Reorganization.........................................   16
   Board Considerations...................................................   16
   Tax Considerations.....................................................   17
   Expenses of the Reorganization.........................................   17

ADDITIONAL INFORMATION ABOUT THE FUNDS....................................   18

   Form of Organization...................................................   18
   Distributor............................................................   18
   Dividends and Other Distributions......................................   18
   Capitalization.........................................................   18
   Portfolio Managers of High Yield Fund II...............................   19

GENERAL INFORMATION ABOUT THE PROXY STATEMENT.............................   19

   Solicitation of Proxies................................................   19
   Voting Rights..........................................................   19
   Other Matters to Come Before the Special Meeting.......................   20
   Shareholder Proposals..................................................   20
   Reports to Shareholders................................................   21

APPENDICES................................................................  A-F

   Management's Discussion and Analysis...................................  A-1
   Form of Agreement and Plan of Reorganization...........................  B-1
   Additional Information Regarding Pilgrim High Yield Fund II............  C-1
   Summary Description of Bond Ratings....................................  D-1
   List of Pilgrim Funds..................................................  E-1
   Five Percent Shareholders..............................................  F-1

                           PROXY STATEMENT/PROSPECTUS

                                JANUARY 17, 2002

                           PILGRIM HIGH YIELD FUND II
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                                  INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to you in connection with a special meeting of shareholders of Pilgrim High Yield Fund ("High Yield Fund") to be held on March 14, 2002 ("Special Meeting"). As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of High Yield Fund into Pilgrim High Yield Fund II ("High Yield Fund II"), which will then be renamed "ING High Yield Opportunity Fund" (each a "Fund," and collectively, the "Funds").

     Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), High Yield Fund would transfer all of its assets to High Yield Fund II in exchange for shares of beneficial interest of High Yield Fund II and the assumption by High Yield Fund II of High Yield Fund's liabilities. High Yield Fund II shares would then be distributed to shareholders of High Yield Fund so that each shareholder would receive a number of full and fractional shares of High Yield Fund II equal to the aggregate value of shares of High Yield Fund held by such shareholder. As a result of the Reorganization, High Yield Fund will distribute shares of High Yield Fund II in liquidation of High Yield Fund on March 22, 2002, or such other date as the parties may agree ("Closing Date").

     Because you, as a shareholder of High Yield Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you ultimately hold shares of High Yield Fund II, this Proxy Statement also serves as a Prospectus for High Yield Fund II. High Yield Fund II is a diversified, open-end management investment company. High Yield Fund II's investment objective is to seek a high level of current income and capital growth. The Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 65% of its total assets in high yield/high risk, lower-rated debt securities (junk bonds) and convertible securities rated below investment grade, as described more fully below.

     This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement dated ________________ containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed description of the investment objectives, strategies and restrictions of the Funds, see the Class A, B, C, M and T and Class Q Prospectuses and SAI for the Funds, dated August 1, 2001, which are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The annual report for High Yield Fund dated March 31, 2001 is incorporated herein by reference. You may receive a copy of the most recent Prospectus, SAI, SAI relating to this Proxy Statement, annual report and any more recent semi-annual report for either of the Funds, without charge, by contacting the Funds at Pilgrim Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     You can copy and review information about each Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

     You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the Class A, B, C, M and T and Class Q Income Funds Prospectuses (the "Pilgrim Prospectuses") and the Reorganization Agreement, which is attached hereto as Appendix B.

     THE PROPOSED REORGANIZATION. On November 2, 2001, the Board of Directors of High Yield Fund approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

     * the transfer of all the assets of High Yield Fund to High Yield Fund II in exchange for shares of beneficial interest of High Yield Fund II;

     * the assumption by High Yield Fund II of all of the liabilities of High Yield Fund;

     * the distribution of High Yield Fund II shares to the shareholders of High Yield Fund; and

     *    the complete liquidation of High Yield Fund.

     The Reorganization is expected to be effective upon the Closing Date. As a result of the Reorganization, each owner of shares of each Class of High Yield Fund would become a shareholder of the same Class of shares of High Yield Fund II.

     Each shareholder will hold, immediately after the Closing Date, shares of the corresponding Class of High Yield Fund II having an aggregate value equal to the aggregate value of the shares of the Class of High Yield Fund held by that shareholder as of the Closing Date.

     The Reorganization is one of several reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Funds complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of several Pilgrim Funds that they believe have similar or compatible investment strategies. The proposed reorganizations are designed to reduce the overlap in funds in the Pilgrim Funds complex, thereby eliminating inefficiencies arising from having similar portfolios within the same fund group and confusion about overlapping funds. ING Pilgrim Investments, LLC ("ING Pilgrim" or the "Adviser"), the investment adviser to both of the Funds, also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     In considering whether to approve the Reorganization, you should note that:

     *    The  Funds  have   investment   objectives  and  strategies  that  are
          substantially similar;

     * For each full year since its inception, the performance of High Yield Fund II is superior to that of High Yield Fund;(1)

     * High Yield Fund II is the larger Fund (with net assets of $234m verses $169m for High Yield Fund, effective September 30, 2001);

     * Each Fund is managed by the same portfolio management team, which will remain intact after the Reorganization;

----------
(1) Past performance is not necessarily an indication of how either Fund will perform in the future. As described more fully below, the performance figures for High Yield Fund II for the year ended 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A. High Yield Fund II commenced operations on March 27, 1998.

     * As of September 30, 2001, approximately 36.8% of portfolio securities of High Yield Fund were held by High Yield Fund II. Of those holdings that are different, High Yield Fund's investments are generally in bonds with stronger credit ratings in the high yield bond universe; therefore, High Yield Fund II may have potentially higher volatility and credit risk;

     * Effective March 1, 2002, High Yield Fund II, the "Surviving Fund", will change its name to "ING High Yield Opportunity Fund"; and

     * Both Funds will have the same expense ratio after management subsidies for Class A shares. The Reorganization is expected to result in lower net expenses for shareholders of Class B, Class C, Class M and Class Q shares of High Yield Fund. For example, the total operating expenses, expressed as a percentage of net asset value per share for each Class of each Fund, based on the fiscal period ended March 31, 2001, are as follows:

                                               CLASS A     CLASS B      CLASS C     CLASS M      CLASS Q
                                               -------     -------      -------     -------      -------
     High Yield Fund before expense
     reimbursement from management              1.20%       1.95%        1.95%       1.70%        1.16%
     High Yield Fund II before expense
     reimbursement from management:             1.32%       1.97%        1.97%        N/A         1.22%
     High Yield Fund after expense
     reimbursement from management(1)           1.10%       1.85%        1.85%       1.60%        1.07%
     High Yield Fund II after expense
     reimbursement from management:(2)          1.10%       1.75%        1.75%        N/A         1.00%
     PRO FORMA before expense
     reimbursement from management:             1.29%       1.94%        1.94%       1.69%        1.19%
     PRO FORMA after expense reimbursement
     from management:                           1.10%       1.75%        1.75%       1.50%        1.00%

     Approval of the Reorganization Agreement requires a majority of the votes cast at the Special Meeting, if a quorum is present at the Special Meeting. The Articles of Incorporation define "quorum" as the presence in person or by proxy of shareholders entitled to cast a majority of votes at the meeting.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF HIGH YIELD FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

----------
(1) ING Pilgrim has entered into an expense limitation agreement with High Yield Fund which limits expenses of the Fund to 1.10%, 1.85%, 1.85%, 1.60%, and 1.10% for Class A, Class B, Class C, Class M and Class Q, respectively. The expense limit will continue at least through October 31, 2002; however, there is no assurance that it will continue after that date.
(2) ING Pilgrim has entered into an expense limitation agreement with High Yield Fund II which limits expenses of the Fund to 1.10%, 1.75%, 1.75%, 1.50%, and 1.00% for Class A, Class B, Class C, Class M and Class Q, respectively. The expense limit will continue at least through October 31, 2002; however, there is no guarantee that it will continue after that date.

COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

     The  following   summarizes  the  investment   objective,   strategies  and
management differences, if any, between High Yield Fund and High Yield Fund II:

                                         HIGH YIELD FUND                                            HIGH YIELD FUND II
                                         ---------------                                            ------------------
INVESTMENT OBJECTIVE       Seeks a high  level  of  current  income,  with      Seeks high level of current  income and capital
                           capital appreciation as a secondary objective.       growth.

PRIMARY INVESTMENT         *   Normally invests at least 65% of its assets      *   Normally  invests at least 65% of its total
STRATEGIES                     in high yield/high  risk,  lower-rated debt          assets in high yield/high risk, lower rated
                               securities   ("junk   bonds"),    including          debt securities  ("junk bonds"),  including
                               preferred stock and convertible securities,          below    investment    grade    convertible
                               that do not, in the opinion of the Adviser,          securities.
                               involve   undue  risk   relative  to  their
                               expected return.                                 *   May invest up to 35% of its total assets in
                                                                                    equity   securities  of  U.S.  and  foreign
                           *   May  invest up to 10% of its net  assets in          companies,    including    securities    of
                               foreign debt securities of any rating.               companies in emerging markets.

                           *   May invest up to 35% of its total assets in      *   Not  restricted to investments in companies
                               common stock;  investment  grade  preferred          of  any  particular   size,  but  currently
                               stock; investment grade debt obligations of          intends to invest  principally in companies
                               all  types;  U.S.  Government   securities;          with  market   capitalizations  above  $100
                               warrants;    money   market    instruments;          million, at the time of purchase.
                               mortgage     related     securities     and
                               participation interests; and assignments in      *   May also  use  options,  forwards,  futures
                               floating rate loans and notes.                       contracts  and  interest  rate and currency
                                                                                    swaps  as  hedging  techniques  or to  help
                           *   Will invest in securities  rated lower than          achieve the Fund's investment objectives.
                               B by Moody's Investor  Service  ("Moody's")
                               or Standard & Poors  ("S&P")  only when the      *   In  selecting  equity  securities,  uses  a
                               Adviser believes the financial condition of          "bottom-up"   analysis   that   focuses  on
                               the issuer or other  available  protections          individual   companies   and  assesses  the
                               reduce  the  risk to the  Fund or  there is          company's  valuation,  financial condition,
                               greater  value  in the  securities  than is          management,   competitiveness,   and  other
                               reflected in their prevailing market price.          factors.

                           * May also use options, forwards, futures contracts and interest rate and currency swaps as hedging techniques or to help achieve the Fund's investment objectives.

                           *   In  selecting  equity  securities,  uses  a
                               "bottom-up"   analysis   that   focuses  on
                               individual   companies   and  assesses  the
                               company's  valuation,  financial condition,
                               management, competitiveness, and other factors.

INVESTMENT ADVISER        ING Pilgrim                                           ING Pilgrim

PORTFOLIO MANAGERS        Edwin Schriver, Andy Mitchell and Russ Stiver*        Edwin Schriver, Andy Mitchell and Russ Stiver*

     As you can see from the chart above, the Funds have substantially similar investment objectives and strategies. While both Funds invest primarily in high yield securities, High Yield Fund normally emphasizes bonds with stronger credit ratings in the high yield bond universe.

* Prior to October 2000, the Funds were managed by a different portfolio management team.

COMPARISON OF PORTFOLIO CHARACTERISTICS

     The following table compares certain characteristics of the portfolios of the Funds as of March 31, 2001:

                                                    HIGH YIELD FUND                           HIGH YIELD FUND II
                                                    ---------------                           ------------------
Net Assets                                            208,469,914                                291,419,210

Number of Holdings                                        109                                        149

Average Credit Quality                                    B+                                         B+

Average Remaining Maturity of  High
Yield Securities                                       7.01 years                                6.79 years
Portfolio Turnover Rate                                   100                                        113

As a percentage of net assets:
  High Yield Debt Securities                             85.4                                       82.6
  Holdings in debt where offering
  was $100 million or more                               91.2                                       86.7
  Holdings in debt where offering
  was less than $100 million                              1.1                                        0.1
  Convertible Securities                                   --                                        0.1
  Foreign Securities                                     9.97                                      10.85
  Emerging Markets Debt                                  1.38                                         --
  Equity Securities                                        --                                       5.44
  Short-Term Investments                                 7.00                                       3.53

Top 5 Industries                          Telecommunications               19.05%        Telecommunications               22.70%
(as a % of net assets)                    Energy                            9.09%        Cable                            12.96%
                                          Cable                             8.87%        Energy                           10.26%
                                          Gaming                            6.10%        Gaming                            7.24%
                                          Technology                        4.99%        Electrical Utilities              5.43%

Top 10 Holdings                           Energy Corp. Of America,                       Energy Corp. Of America,
(as a % of net assets)                    9.500%, due 5/15/07               2.21%        9.500%, due 5/15/07               2.30%

                                          Star Choice Communications,                    Calpine Corp,
                                          13.000%, due 12/15/05             1.96%        8.625%, due 8/15/10               2.02%

                                          Intermedia Communications,                     Park Place Entertainment Corp.,
                                          9.500%, due 3/01/09               1.96%        8.875%, due 9/15/08               1.93%

                                          Lear Corp.,                                    Northern Offshore ASA
                                          8.110%, due 5/15/09               1.94%        10.000%, due 5/15/05              1.79%

                                          Atlas Air, Inc.                                Charter Communications Holdings,
                                          9.375%, due 11/15/06              1.94%        11.125%, due 1/15/11              1.75%

                                          Parker Drilling Co.,                           AES Corp.,
                                          9.750%, due 11/15/06              1.70%        9.375%, due 9/15/10               1.64%

                                          Calpine Corp.,                                 North Atlantic Trading, Inc.      1.64%
                                          8.625%, due 8/15/10               1.60%

                                          Metromedia Fiber Network, Inc.,                Adelphia Business Solutions       1.61%
                                          10.000%, due 11/15/08             1.60%

                                          Park Place Entertainment Corp.,                Station Casinos, Inc.
                                          8.875%, due 9/15/08               1.59%        9.875%, due 7/01/10               1.60%

                                          AK Steel Corp.,                                Madison River Capital LLC
                                          9.125%, due 12/15/06              1.54%        13.250%, due 3/01/10              1.54%

CREDIT RATING COMPARISON OF HOLDINGS

     The following table compares the credit rating of the securities held by the Funds to help you compare the credit risk presented by the two Funds. Generally, the lower the rating, the greater the credit risk presented by an instrument (CC is the lowest rating shown and A is the highest). Normally, lower rated securities pay higher rates of interest. As of September 30, 2001, the average weighted percentage of each Fund's assets invested in securities with the following ratings (based on month-end holdings) were as follows:

S&P RATING                         HIGH YIELD FUND            HIGH YIELD FUND II
----------                         ---------------            ------------------
A Rated                                    --                           --
BBB Rated                                  --                           --
BB Rated                                31.03%                       28.67%
B Rated                                 56.86%                       31.63%
CCC Rated                               12.06%                       33.16%
CC Rated                                   --                           --
Unrated                                  0.05%                        6.54%

RELATIVE PERFORMANCE

     The following table shows, for the periods shown, the average annual total return for: (i) Class A shares of High Yield Fund; (ii) Institutional Class shares of High Yield Fund II;(1) (iii) Class A shares of High Yield Fund II;
(iv) the Lehman Brothers High Yield Bond Index; and (v) the First Boston High Yield Index. Performance of the Funds in the table does not reflect the deduction of sales loads, and would be lower if it did. The indices have an inherent performance advantage over the Funds since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

                                                                LEHMAN
  CALENDAR                                                   BROTHERS HIGH    FIRST BOSTON
YEAR/PERIOD                 HIGH YIELD       HIGH YIELD       YIELD BOND       HIGH YIELD
   ENDED                      FUND(2)        FUND II(3)        INDEX(4)         INDEX(5)
   -----                      -------        ----------        --------         --------
 12/31/91                      29.44%             N/A           46.19%           43.75%
 12/31/92                      16.19%             N/A           15.75%           16.61%
 12/31/93                      18.52%             N/A           17.11%           18.91%
 12/31/94                      -1.55%             N/A           -1.01%           -0.98%
 12/31/95                      17.71%             N/A           19.17%           17.46%
 12/31/96                      15.76%             N/A           11.35%           12.13%
 12/31/97                      14.98%           21.05%          12.77%           12.39%
 12/31/98                      -2.96%            4.17%           1.87%            0.66%
 12/31/99                      -1.14%            6.12%           2.39%            3.43%
 12/31/00                     -20.09%          -15.09%          -5.86%           -5.21%
 1/1/01-9/30/01(6)             -5.00%           -4.24%          -0.47%           -0.82%

----------
(1) The figures shown for High Yield Fund II beginning with 1999 provide performance for Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.
(2)  High Yield Fund commenced operations on July 1, 1974.
(3) Classes A, B, C and Q of High Yield Fund II commenced operations on March 27, 1998.
(4) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in High Yield Fund's portfolio.
(5) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in High Yield Fund II's portfolio.
(6)  Not annualized.

PERFORMANCE OF HIGH YIELD FUND II

     The following bar chart and table provide an indication of the risks of investing in High Yield Fund II by showing (on a calendar year basis) changes in the Fund's annual total return from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year and since inception compare to those of the First Boston High Yield Index. The information in the bar chart is based on the performance of the Class A shares of the Fund although the bar chart does not reflect the deduction of the sales load on Class A shares. If the bar chart included the sales load, returns would be less than those shown. High Yield Fund II's past performance is not necessarily an indication of how the Fund will perform in the future. Total returns include reinvestment of dividends and capital gains distributions, if any. All indices are unmanaged.

CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)

   1990   1991   1992   1993   1994   1995   1996   1997   1998   1999   2000
   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
                                                   21.05%  4.17%  6.12% -15.09%

----------
(1) During the period shown in the chart, the Fund's best quarterly performance was 8.30% for the quarter ended September 30, 1997, and the Fund's worst quarterly performance was -13.72% for the quarter ended December 31, 2000. The Fund's year-to-date return as of September 30, 2001 was -4.24%.
(2)  Prior to May 24, 1999, a different investment adviser managed the Fund.
(3) The figures shown for the year 1999 and 2000 provide performance for Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares. Shares of the Institutional Class are no longer offered.

     The following table shows what the average annual total returns of High Yield Fund II would equal if you averaged out actual performance over various lengths of time assuming that a shareholder paid a front-end sales charge of 4.75%, compared to the First Boston High Yield Index, an unmanaged index. The First Boston High Yield Index has inherent performance advantages over High Yield Fund II since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. High Yield Fund II's performance reflected in the following table assumes the deduction of the maximum sales charge in all cases.

      AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 2000

                                                                           SINCE            SINCE
                                                                       INCEPTION OF     INCEPTION OF
                                                                        CLASSES A,      INSTITUTIONAL
                                                 1 YEAR    3 YEARS     B, C AND Q(1)       CLASS (1)
                                                 ------    -------     -------------       ---------
High Yield Fund II - Class A(2)                 -19.14%       N/A         -5.84%              N/A
High Yield Fund II - Class B(3)                 -19.37%       N/A         -5.58%              N/A
High Yield Fund II - Class C(4)                 -16.42%       N/A         -4.79%              N/A
High Yield Fund II - Institutional Class(5)      -3.41%      3.42%          N/A             13.63%
High Yield Fund II - Class Q                    -14.96%       N/A         -4.07%              N/A
First Boston High Yield Index (6)                -5.21%     -0.44%        -1.62%             6.90%

----------
(1) Classes A, B, C and Q commenced operations on March 27, 1998. Institutional Class shares commenced operations on July 31, 1996.
(2)  Reflects deduction of a sales charge of 4.75%.
(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.
(4)  Reflects deduction of deferred sales charge of 1% for the 1 year return.
(5)  Institutional Class shares of the Fund are no longer offered.
(6) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio. Index return is for the period beginning March 31, 1998.

     The following table shows the performance of High Yield Fund II if sales charges are not reflected.

      AVERAGE ANNUAL TOTAL RETURNS for the periods ended December 31, 2000


                                                                        SINCE
                                                                      INCEPTION         SINCE
                                                                      OF CLASSES     INCEPTION OF
                                                                       A, B, C      INSTITUTIONAL
                                                1 YEAR     3 YEARS     AND Q(1)       CLASS (1)
                                                ------     -------     --------       ---------
High Yield Fund II - Class A                   -15.09%       N/A        -4.18%           N/A
High Yield Fund II - Class B                   -15.58%       N/A        -4.79%           N/A
High Yield Fund II - Class C                   -15.66%       N/A        -4.79%           N/A
High Yield Fund II - Institutional Class(2)     -3.41%      3.42%         N/A           13.63%
High Yield Fund II - Class Q                   -14.96%       N/A        -4.07%           N/A
First Boston High Yield Index (3)               -5.21%     -0.44%       -1.62%           6.90%

----------
(1) Classes A, B, C and Q commenced operations on March 27, 1998. The Institutional Class commenced operations on July 31, 1996.
(2)  Institutional Class shares of the Fund are no longer offered.
(3) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio. Index return is for the period beginning March 31, 1998.

     For a discussion  by the Adviser  regarding the  performance  of High Yield
Fund II for the year ended March 31, 2001, see Appendix A to this Proxy Statement/Prospectus. Additional information about High Yield Fund II is included in Appendix C to this Proxy Statement/Prospectus.

COMPARISON OF  INVESTMENT  TECHNIQUES  AND  PRINCIPAL  RISKS OF INVESTING IN THE
FUNDS

     Because the Funds have investment objectives and policies that are similar in many respects, many of the risks of investing in High Yield Fund II are similar to the risks of investing in High Yield Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management and other factors affect the volatility of each Fund's shares. The following summarizes the principal investment techniques and risks of investing in the Funds.

     HIGH YIELD SECURITIES. The Funds invest principally in high yield/high risk, lower-rated securities (sometimes referred to as "junk bonds").
Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade debt securities, but they also typically entail greater potential for price volatility and principal and income risk. High yield securities are not considered investment grade and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments.

     High yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of issuers and the credit worthiness of issuers may significantly affect the value of the bonds. Some of these securities may have a structure that makes their reactions to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

     High Yield Fund normally emphasizes investments in bonds with stronger credit ratings in the high yield bond universe; therefore, High Yield Fund II may have potentially higher volatility and credit risk.

     CREDIT RISK. Both Funds are subject to credit risk. The Funds could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Funds may be subject to more credit risk than other mutual funds that invest in debt securities because the Funds invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns. Additionally, an issuer of a security may have a credit downgrade, which would negatively affect the price of the security. Securities with lower credit ratings are generally subject to greater fluctuations in value than are higher-rated securities.

     CHANGES IN INTEREST RATES. Because both Funds invest in debt securities, the value of the Funds' investments may fall when interest rates rise. The Funds may be sensitive to changes in interest rates because they invest in debt securities with various maturities and durations. Generally, debt securities with longer durations tend to be more sensitive to changes in interest rates.

     PREPAYMENT RISK. Both Funds are subject to prepayment risk. The Funds may be sensitive to this risk because an issuer of a security may prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities.

     INABILITY TO SELL SECURITIES. Both Funds may have some difficulty selling their portfolio securities, as high yield securities may be less liquid than higher quality investments. The Funds could lose money if they cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

     EQUITY SECURITIES. Both Funds are subject to risks associated with investing in equity securities, including market risks, issuer risk (including credit risks), price volatility risks and market trend risks. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Credit risk is the risk that an issuer may not be able to meet its financial obligations when due, including payments on outstanding debt. Market trend risk is the risk that the market may not favor the investment approach followed by each Fund, or may not favor equities at all. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

     FOREIGN SECURITIES. The Funds may invest in high yield debt securities of both U.S. and foreign issuers. High Yield Fund II may also invest up to 35% of its total assets in equity securities of U.S. and foreign issuers.(1) High Yield Fund may invest up to 10% of its total assets in foreign debt securities of any rating.

     Foreign investments may be riskier than U.S. investments for many reasons. There are certain risks in owning foreign securities, including those resulting from: (i) fluctuations in currency exchange rates; (ii) devaluation of currencies; (iii) political or economic developmental laws or restrictions; (iv) reduced availability of public information concerning issuers; (v) accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; and (vi) limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

     RISKS OF EMERGING MARKET INVESTMENTS. Both Funds may invest in securities of emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

     USE OF DERIVATIVES. Generally, derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. The Funds may use options, futures contracts and interest rate and currency swaps as hedging techniques.

     A risk of using derivatives for hedging purposes is that the Adviser might imperfectly judge the market's direction, so that the hedge might not correlate to the market's movements and may be ineffective. Furthermore, if a Fund buys a futures contract to gain exposure to securities, the Fund is exposed to the risk of change in the value of the underlying securities and the futures contracts. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund.

     PORTFOLIO TURNOVER. The Funds may engage in frequent and active trading of portfolio securities to achieve their investment objectives. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

----------
(1)  The foreign issuers may be in emerging markets countries.

                         COMPARISON OF FEES AND EXPENSES

     The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of the High Yield Fund II, see Appendix C "Additional Information Regarding High Yield Fund II."

     MANAGEMENT FEES. The Funds each pay a management fee of 0.60% of the Fund's average daily net assets.

     ADMINISTRATION FEES. The Funds do not currently pay an administration fee.

     DISTRIBUTION AND SERVICE FEES. The distribution (12b-1) and service fees of Class B, Class C and Class M shares of High Yield Fund are the same as those of High Yield Fund II (1.00% for Class B and Class C and 0.75% for Class M), and the distribution (12b-1) fees for Class A shares of High Yield Fund II are 0.10% higher than those of the High Yield Fund (0.35% verses 0.25%). Class Q shares of both Funds pay a service fee of 0.25%.

     EXPENSE LIMITATION ARRANGEMENTS. Expense limitation agreements are in place for both of the Funds. Under the terms of the expense limitation agreements, ING Pilgrim has agreed to limit the expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Pilgrim within three years. The current expense limitation agreement for each Fund provides that it will remain in effect through at least October 31, 2002. There can be no assurance that the expense limitation agreements will be continued after that date. The expense limitations for Class A, Class B, Class C, Class M and Class Q shares of High Yield Fund II are 1.10%, 1.75%, 1.75%, 1.50% and 1.00%, respectively. The expense limitations for High Yield Fund are 1.10%, 1.85%, 1.85%, 1.60% and 1.10% for Class A, Class B, Class C, Class M and Class Q, respectively. This information and similar information is shown in the table below entitled "Annual Fund Operating Expenses."

     It is expected that the expense ratios of High Yield Fund II after the Reorganization will be 1.29%, 1.94%, 1.94%, 1.69% and 1.19% for Class A, Class B, Class C, Class M and Class Q shares, respectively, without taking into account any expense subsidies from management or extraordinary expenses.

     EXPENSE TABLE. The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses for the Funds are based upon the annual operating expenses incurred by Class A, Class B, Class C, Class M and Class Q shares for the fiscal year ended March 31, 2001. PRO FORMA fees show estimated fees of High Yield Fund II after giving effect to the proposed Reorganization. PRO FORMA numbers are estimated in good faith and are hypothetical, and are adjusted for anticipated contractual changes.

                         ANNUAL FUND OPERATING EXPENSES

     (Expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets)(1)

                                                     DISTRIBUTION
                                                     (12b-1) AND
                                                     SHAREHOLDER                TOTAL FUND
                                      MANAGEMENT      SERVICING       OTHER      OPERATING    FEE WAIVER     NET FUND
                                         FEES          FEES(2)      EXPENSES     EXPENSES    BY ADVISER(3)   EXPENSES
                                         ----          -------      --------     --------    -------------   --------
CLASS A
High Yield Fund                         0.60%           0.25%         0.35%        1.20%        -0.10%         1.10%
High Yield Fund II                      0.60%           0.35%         0.37%        1.32%        -0.22%         1.10%
High Yield Fund II after the
 Reorganization (PRO FORMA)             0.60%           0.35%         0.34%        1.29%        -0.19%         1.10%

CLASS B
High Yield Fund                         0.60%           1.00%         0.35%        1.95%        -0.10%         1.85%
High Yield Fund II                      0.60%           1.00%         0.37%        1.97%        -0.22%         1.75%
High Yield Fund II after the
 Reorganization (PRO FORMA)             0.60%           1.00%         0.34%        1.94%        -0.19%         1.75%

CLASS C
High Yield Fund                         0.60%           1.00%         0.35%        1.95%        -0.10%         1.85%
High Yield Fund II                      0.60%           1.00%         0.37%        1.97%        -0.22%         1.75%
High Yield Fund II after the
 Reorganization (PRO FORMA)             0.60%           1.00%         0.34%        1.94%        -0.19%         1.75%

CLASS M
High Yield Fund                         0.60%           0.75%         0.35%        1.70%        -0.10%         1.60%

High Yield Fund II                       N/A             N/A           N/A          N/A           N/A           N/A
High Yield Fund II after the
 Reorganization (PRO FORMA)             0.60%           0.75%         0.34%        1.69%        -0.19%         1.50%

CLASS Q
High Yield Fund                         0.60%           0.25%         0.31%        1.16%        -0.09%         1.07%
High Yield Fund II                      0.60%           0.25%         0.37%        1.22%        -0.22%         1.00%
High Yield Fund II after the
 Reorganization (PRO FORMA)             0.60%           0.25%         0.34%        1.19%        -0.19%         1.00%

----------
(1)  The fiscal year end for each Fund is March 31.
(2) As a result of distribution (Rule 12b-1) fees, a long-term investor may pay more than the economic equivalent of the maximum sales charge allowed by the Rules of the National Association of Securities Dealers, Inc.
(3) ING Pilgrim has entered into an expense limitation agreement with each Fund under which it will limit expenses of High Yield Fund II (excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Pilgrim within three years) to 1.10%, 1.75%, 1.75%, 1.50% and 1.00% for Class A, Class B, Class C, Class M and Class Q shares, respectively; and 1.10%, 1.85%, 1.85%, 1.60% and 1.10% for Class A, Class B, Class C, Class M and Class Q shares, respectively, of High Yield Fund. ING Pilgrim has agreed that the expense limitations shown in the table will apply to the Funds until October 31, 2002. There is no assurance that the expense limitation agreements will remain in effect after this date.

     Following the Reorganization and in the ordinary course of business as a mutual fund, certain holdings of High Yield Fund that are transferred to High Yield Fund II in connection with the Reorganization may be sold. Such sales may result in increased transactional costs for High Yield Fund II, and the realization of taxable gains or losses for High Yield Fund II.

     EXAMPLES. The following examples are intended to help you compare the cost of investing in each Fund and in the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                        HIGH YIELD                      HIGH YIELD FUND II
             -------------------------------     ------------------------------
              1        3        5       10        1       3        5       10
             YEAR    YEARS    YEARS    YEARS     YEAR   YEARS    YEARS    YEARS
             ----    -----    -----    -----     ----   -----    -----    -----
CLASS A      $ 591   $ 838   $1,103   $1,860    $ 603   $ 873   $1,164   $1,990
CLASS B      $ 698   $ 912   $1,252   $2,080*   $ 700   $ 918   $1,262   $2,128*
CLASS C      $ 298   $ 612   $1,052   $2,275    $ 300   $ 618   $1,062   $2,296
CLASS M      $ 492   $ 843   $1,218   $2,268      N/A     N/A      N/A      N/A
CLASS Q      $ 118   $ 368   $  638   $1,409    $ 124   $ 387   $  670   $1,477

                   PRO FORMA: THE FUNDS COMBINED**
                   -------------------------------
                  1          3         5
                YEAR       YEARS     YEARS    10 YEARS
                ----       -----     -----      ------
CLASS A         $600       $865      $1149       $1958
CLASS B         $697       $909      $1247       $2096
CLASS C         $297       $609      $1047       $2264
CLASS M         $491       $840      $1213       $2258
CLASS Q         $121       $378      $ 654       $1443

     You would pay the following expenses if you did not redeem your shares:

                        HIGH YIELD                      HIGH YIELD FUND II
             -------------------------------     ------------------------------
              1        3        5       10        1       3        5       10
             YEAR    YEARS    YEARS    YEARS     YEAR   YEARS    YEARS    YEARS
             ----    -----    -----    -----     ----   -----    -----    -----
CLASS A      $ 591   $ 838   $1,103   $1,860    $ 603   $ 873   $1,164   $1,990
CLASS B      $ 198   $ 612   $1,052   $2,080*   $ 200   $ 618   $1,062   $2,128*
CLASS C      $ 198   $ 612   $1,052   $2,275    $ 200   $ 618   $1,062   $2,296
CLASS M      $ 492   $ 843   $1,218   $2,268      N/A     N/A      N/A      N/A
CLASS Q      $ 118   $ 368   $  638   $1,409    $ 124   $ 387   $  670   $1,477

                   PRO FORMA: THE FUNDS COMBINED**
                   -------------------------------
                  1          3         5         10
                YEAR       YEARS     YEARS      YEARS
                ----       -----     -----      -----
CLASS A         $600       $865      $1149      $1958
CLASS B         $197       $609      $1047      $2096
CLASS C         $197       $609      $1047      $2264
CLASS M         $491       $840      $1213      $2258
CLASS Q         $121       $378      $ 654      $1443


----------
* The ten year calculations for Class B shares assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.
**   Estimated.

GENERAL INFORMATION

     Class A and Class M shares of High Yield Fund II issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of High Yield Fund held by that shareholder immediately prior to the Reorganization. Class Q shares are not subject to an initial sales charge or contingent deferred sales charge.

     In addition, the period that the shareholder held shares of High Yield Fund will be included in the holding period of High Yield Fund II shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of High Yield Fund II issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of High Yield Fund were purchased by the shareholder.
Purchases of shares of High Yield Fund II after the Reorganization will be subject to the sales load structure described in the table below on new investments. This is the same sales load structure that is currently in effect for High Yield Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                    CLASS A      CLASS B      CLASS C      CLASS M      CLASS Q
                                                    -------      -------      -------      -------      -------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)       4.75%(1)       None         None       3.25%(1)       None

Maximum deferred sales charge (load)  (as a
percentage of the lower of original  purchase
price or redemption proceeds)                       None(2)       5.00%(3)     1.00%(4)      None         None

----------
(1)  Reduced for purchases of $50,000 and over. See "Class A and Class M Shares:
     Initial Sales Charge Alternative" in Appendix C.
(2) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A and Class M Shares: Initial Sales Charge Alternative" in Appendix C.
(3) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in Appendix C and "Deferred Sales Charges" in the Pilgrim Prospectus.
(4)  Imposed upon redemptions within 1 year from purchase.

     Neither High Yield Fund II nor High Yield Fund have any redemption fees, exchange fees or sales charges on reinvested dividends.


                      INFORMATION ABOUT THE REORGANIZATION

     THE REORGANIZATION AGREEMENT. The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix B.

     The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of High Yield Fund in exchange for shares of beneficial interest of High Yield Fund II and the assumption by High Yield Fund II of High Yield Fund's liabilities; and (ii) the distribution of shares of High Yield Fund II to shareholders of High Yield Fund, as provided for in the Reorganization Agreement. High Yield Fund will then be liquidated.

     After the Reorganization, each shareholder of High Yield Fund will own shares of High Yield Fund II having an aggregate value equal to the aggregate value of each respective Class of shares in High Yield Fund held by the shareholder as of the Closing Date. Shareholders of each Class of shares of High Yield Fund will receive the same Class of shares of High Yield Fund II. In the interest of economy and convenience, shares of High Yield Fund II generally will not be represented by physical certificates unless requested in writing.

     Until the Closing Date, shareholders of High Yield Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by High Yield Fund II for the redemption of its shares.

     The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of High Yield Fund. The Reorganization Agreement also requires that each Fund take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix B to review the terms and conditions of the Reorganization Agreement.

     REASON FOR CHANGE IN THE NAME OF THE SURVIVING FUND. Effective March 1, 2002, High Yield Fund II will change its name to "ING High Yield Opportunity Fund" to distinguish itself from Pilgrim High Yield Bond Fund (a former ING
Fund), a series of Pilgrim Funds Trust.

     REASONS FOR THE REORGANIZATION. The Reorganization is one of several reorganizations that are proposed among various Pilgrim Funds. The Pilgrim Funds complex has grown in recent years through the addition of many funds. Management of the Pilgrim Funds has proposed the consolidation of several of the Pilgrim Funds that management believes have similar or compatible investment policies. The proposed reorganizations are designed to reduce the overlap in funds in the complex, thereby eliminating inefficiencies arising from having similar portfolios within the same fund group and confusion about overlapping funds. ING Pilgrim also believes that the reorganizations may benefit fund shareholders by resulting in surviving funds with a greater asset base. This is expected to provide greater investment opportunities for the surviving funds and the potential to take larger portfolio positions.

     The proposed Reorganization was presented to the Board of Directors of High Yield Fund for consideration and approval at a meeting held on November 2, 2001. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of High Yield Fund, determined that the interests of the shareholders of High Yield Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of High Yield Fund and its shareholders.

     The Reorganization will allow High Yield Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to achieve an objective of appreciation or growth of capital and high current income. As shareholders of High Yield Fund II, shareholders will be able to exchange into other mutual funds in the group of Pilgrim Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the Pilgrim Funds and Classes available after the Reorganization is contained in Appendix E.

     BOARD CONSIDERATIONS. The Board of Directors of High Yield Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     * the plans of management to reduce the overlap in funds in the Pilgrim Fund complex;

     * the relative investment performance and risks of High Yield Fund II as compared to High Yield Fund;

     * expense ratios and information regarding fees and expenses of High Yield Fund and High Yield Fund II, including the expense limitation arrangements offered by ING Pilgrim;

     *    the relative size of the Funds;

     * whether the Reorganization would dilute the interests of High Yield Fund's current shareholders;

     *    the   similarity  of  the   investment   objectives,   strategies  and
          restrictions of High Yield Fund II with those of High Yield Fund;

     * the costs to be borne by High Yield Fund, High Yield Fund II and ING Pilgrim; and

     * the tax consequences of the Reorganization to High Yield Fund and its shareholders, including the tax-free nature of the transaction.

     The Board of Directors also considered the future potential benefits to ING Pilgrim in that its costs to limit the expenses of High Yield Fund II are likely to be reduced if the Reorganization is approved.

     THE DIRECTORS OF HIGH YIELD FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH HIGH YIELD FUND II.

     TAX CONSIDERATIONS. The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither High Yield Fund nor its shareholders nor High Yield Fund II nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

     Immediately prior to the Reorganization, High Yield Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of High Yield Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of High Yield Fund's shareholders.

     As of March 31, 2001, High Yield Fund had accumulated capital loss carryforwards of approximately $106,986,801. As of March 31, 2001, High Yield Fund II had accumulated capital loss carryforwards of approximately $348,293,074. After the Reorganization, the losses of High Yield Fund II generally will be available to High Yield Fund II to offset its capital gains, although a portion of the amount of these losses that may offset High Yield Fund II's capital gains in any given year will be limited due to previous reorganizations and to this Reorganization. Also, after the Reorganization, the losses of High Yield Fund will be available to High Yield Fund II to offset its capital gains, although a portion of the amount of those losses which may offset the High Yield Fund II's capital gains in any given year will be limited. As a result of this limitation, it is possible that High Yield Fund II may not be able to use its losses as rapidly as it might have had the Reorganization not occurred, and part of these losses may not be useable at all. The ability of High Yield Fund II to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of the High Yield Fund II.

     EXPENSES OF THE REORGANIZATION. ING Pilgrim will bear half of the cost of the proposed Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization, including, but not limited to, the costs of solicitation of voting instructions and any necessary filings with the SEC. Of the Reorganization expenses allocated to the Funds, each Fund will bear a pro rata portion based on their relative net asset values immediately before Closing Date.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     FORM OF ORGANIZATION. High Yield Fund is a series of Pilgrim Investment Funds, Inc., an open-end, diversified management investment company organized as a Maryland corporation. High Yield Fund II is a series of Pilgrim Mutual Funds, which is an open-end, diversified management investment company organized as a Delaware business trust. Pilgrim Investment Funds, Inc. is governed by a Board of Directors consisting of nine members. Pilgrim Mutual Funds is governed by a nine-member Board of Trustees. The members of the Board of Directors of High Yield Fund are the same persons as the members of the Board of Trustees of High Yield Fund II. For more information about the history of the Funds, see the SAI.

     DISTRIBUTOR. ING Pilgrim Securities, Inc. (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds.

     DIVIDENDS AND OTHER DISTRIBUTIONS. Each of the Funds pays dividends from net investment income and net capital gains, if any, on a monthly basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

     If the Reorganization Agreement is approved by High Yield Fund's shareholders, then as soon as practicable before the Closing Date, High Yield Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

     CAPITALIZATION. The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2001, and on a PRO FORMA basis as of March 31, 2001, giving effect to the Reorganization.

                                                    NET ASSET
                                                    VALUE PER       SHARES
                                      NET ASSETS      SHARE      OUTSTANDING
                                      ----------      -----      -----------
HIGH YIELD FUND
Class A                              $ 55,704,125     $3.90       14,274,861
Class B                              $140,183,327     $3.89       36,017,637
Class C                              $  5,504,965     $3.89        1,416,261
Class M                              $  7,077,475     $3.90        1,816,220
Class Q                              $         22     $3.89                6

HIGH YIELD FUND II
Class A                              $ 55,229,639     $8.69        6,355,696
Class B                              $181,175,049     $8.71       20,789,782
Class C                              $ 33,462,696     $8.71        3,841,255
Class Q                              $  3,041,372     $8.71          349,105
Class T                              $ 18,510,454     $8.70        2,127,555

PRO FORMA--HIGH YIELD FUND II
INCLUDING HIGH YIELD FUND
Class A                              $110,933,764     $8.69       12,765,837
Class B                              $321,358,376     $8.71       36,884,309
Class C                              $ 38,967,661     $8.71        4,473,283
Class M                              $  7,077,475     $8.69          814,439
Class Q                              $  3,041,394     $8.71          349,108
Class T                              $ 18,510,454     $8.70        2,127,555

PORTFOLIO MANAGERS OF HIGH YIELD FUND II

     The  following   individuals  share   responsibility   for  the  day-to-day
management of High Yield Fund II:

     * Edwin Schriver, Senior Vice President of ING Pilgrim, has served as a Senior Portfolio Manager of the portfolio management team that manages High Yield Fund II since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Fund Analyst for Dreyfus Corporation since 1998. From 1996 to 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1996, Mr. Schriver was President of an investment adviser and held various senior portfolio management positions.

     * Andy Mitchell, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund II since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonha Capital since March 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Fund Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Fund Analyst at Schroder Capital Management.

     * Russ Stiver, Vice President of ING Pilgrim, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Fund II since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was Portfolio Manager (1996-2000) and acting Vice President at Manulife Financial (1999-2000). From 1994 to 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about January 17, 2002. Shareholders of High Yield Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Pilgrim and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. High Yield Fund has retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies.
Shareholders of High Yield Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with High Yield Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Directors of High Yield Fund that may be presented at the Special Meeting.

VOTING RIGHTS

     As a shareholder of High Yield Fund, you are entitled to one vote for each whole share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

     Only shareholders of High Yield Fund at the close of business on December 17, 2001 (the "Record Date") will be entitled to be present and give voting instructions for High Yield Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, _______ shares of High Yield Fund were outstanding and entitled to vote.

     Approval of the Reorganization Agreement requires a majority of the votes cast at the Special Meeting, if a quorum is present at the Special Meeting. The Articles of Incorporation define "quorum" as the presence in person or by proxy of shareholders entitled to cast a majority of votes at the meeting. In the absence of a quorum, a majority of outstanding shares entitled to vote present in person or by proxy may adjourn the Special Meeting until a quorum is present.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. As a result, an abstention or broker non-vote will have the same effect as a vote against the Reorganization.

     High Yield Fund expects that, before the Special Meeting, broker-dealer firms holding shares of High Yield Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     To the knowledge of High Yield Fund II, as of December 31, 2001, no current Director owned 1% or more of the outstanding shares of High Yield Fund II, and the officers and Directors owned, as a group, less than 1% of the shares of High Yield Fund.

     Appendix F hereto lists the persons that, as of December 31, 2001, owned beneficially or of record 5% or more of the outstanding shares of any Class of High Yield Fund or High Yield Fund II.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     High Yield Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement/Prospectus. If other business should properly come before the Special Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     High Yield Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by High Yield Fund's management. Therefore it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

REPORTS TO SHAREHOLDERS

     ING Pilgrim will furnish, without charge, a copy of the most recent Annual Report regarding either of the Funds, and the most recent Semi-Annual Report succeeding the Annual Report, if any, on request. Requests for such reports should be directed in writing to the Fund at Pilgrim Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                        Kimberly A. Anderson,
                                        Vice President and Secretary


January 17, 2002
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                                                      APPENDIX A

     Set forth below is an excerpt from Pilgrim High Yield Fund II's Annual Report, dated March 31, 2001, regarding the Fund's performance.

Management Team: Edwin Schriver, Russ Stiver, Andy Mitchell, Co-Portfolio Managers, ING Pilgrim Investments, LLC.

Goal: The Pilgrim High Yield Fund II (the "Fund" or "High Yield II") seeks to provide total returns in the form of both dividends and capital appreciation, by investing in high yield debt securities.

Market Overview: The high yield market exhibited very high volatility during the nine months ended March 31, 2001, as investor sentiment shifted rapidly as to the future direction of the U.S. economy. Both the volatility and returns in high yield were between those of equities and investment grade bonds, which is appropriate given the underlying investment characteristics.

The last half of 2000 was marked by the fallout from the dot-com meltdown and slowing economic growth. Telecommunications, the largest industry sector within the high yield market, came under increasing pressure due to concerns regarding the ability of companies to fund their business plans in a tight credit market. Other sectors, including automotive suppliers, steel and retailing, struggled with excess inventories and weaker consumer demand. By the end of the year, yield in the high yield market reflected expectations of a 12% default rate for a sustained period of time, and the bonds of many companies traded well below estimates of their underlying asset values. Following a brief January rally triggered by a surprise 50 basis point Federal Reserve rate cut, falling NASDAQ stock prices spilled over to another round of telecommunications default speculation in March. Many of the other sectors that had underperformed in late 2000, notably steel, automotive and retailing, outperformed in the first quarter as sales data, inventory levels and consumer confidence all pointed to somewhat brighter prospects than had previously been envisioned.

Performance: For the nine months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, provided a total return of -12.31% compared to the Lehman Brothers High Yield Bond Index which returned 1.35% and the Merrill Lynch High Yield Bond Index which returned 1.38% for the same period. For the three months ended March 31, 2001, the Fund's Class A shares, excluding sales charges, earned a total return of 5.61% compared to the Lehman Brothers High Yield Bond Index which returned 6.36% and the Merrill Lynch High Yield Bond Index which returned 5.78% for the same period. This places the Fund in the top 10% of its peer group for the quarter, based on Lipper surveys.

Portfolio Specifics: The Fund's underperformance over the past nine months was primarily due to a significant overweighting of telecommunications companies in the third and fourth quarters of 2000.

Following a management change in October of 2000, new management undertook a plan to restore stability to the portfolio. Telecommunications exposure was reduced by selling lower quality credits with significant downside remaining. Maximum position sizes were reduced in order to provide greater diversification and reduce the potential impact of negative event risk. Cash holdings, which exceeded 20% in October, were reduced to less than 2%. Buying activities were focused on first, second, and third-tier companies in previously under-represented industries with attractive risk-reward tradeoffs.

The telecommunications industry still represents a substantial portion of the portfolio and is in line with competing mutual funds. Currently, the largest single issuer in any industry represents just over 2% of the portfolio. We are generally comfortable with these levels, but will continue to increase diversification as attractive opportunities are identified. Cash has recently grown to 6%, which we intend to invest in non-telecommunications credits.

Market Outlook: Despite a brief rally early in 2001, yields and credit spreads remain at historically high levels, reflecting an expectation that default rates will rise from the current rate of around 8% to over 11% annually, and maintain that level for an extended period of time. It is our expectation that default rates will likely peak sometime in 2001 before declining to historical norms of 3-4%. Merrill Lynch recently reduced their default rate projection for 2001 from 9.0% to 7.6%, providing optimism that bond prices will eventually adjust to reflect lower defaults, providing the impetus for substantial return to long-term investors. High defaults are not inconsistent with high returns, as evidenced by the fact that defaults last peaked in 1991, a year in which High Yield returns exceeded 35%.

Management believes that the brief rally in January of this year, in which the Fund returned 11.93%, provided an indication of what could happen once it becomes clear that the economy has bottomed and stronger economic growth lies ahead. We believe that this will occur sometime during 2001. In the meantime, many companies will substantially outperform the market thereby distinguishing themselves as survivors.

                                    3/27/98  3/31/98  3/31/99  3/31/00  3/31/01
                                    -------  -------  -------  -------  -------
Pilgrim High Yield Fund II
 Class A With Sales Charge            9,527    9,542    9,650   10,154    8,983
Pilgrim High Yield Fund II
 Class A Without Sales Charge        10,000   10,016   10,129   10,658    9,428
Lehman Brothers High Yield Index     10,000   10,000   10,038    9,856   10,104

                                 Average Annual Total Returns for the Periods Ended March 31, 2001
                                 -----------------------------------------------------------------
                                                        Since Inception          Since Inception
                                                      of Class A, B and C          of Class T
                                   1 Year                   3/27/98                  3/31/00
                                   ------                   -------                  -------
Including Sales Charge:
  Class A (1)                     -15.72%                    -3.50%                      --
  Class B (2)                     -15.89%                    -3.22%                      --
  Class C (3)                     -12.74%                    -2.49%                      --
  Class T (4)                     -15.64%                       --                   -15.64%
Excluding Sales Charge:
  Class A                         -11.54%                    -1.94%                      --
  Class B                         -11.96%                    -2.49%                      --
  Class C                         -11.95%                    -2.49%                      --
  Class T                         -12.50%                       --                   -12.50%
Lehman Brothers
  High Yield Bond Index            2.52%                      0.35%(5)                 2.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Pilgrim High Yield II Fund against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Adviser has contractually agreed to waive or defer its management fee and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no deferral to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1-year return.

(4)  Reflects deduction of the Class T deferred sales charge of 4.00%.

(5)  Since inception performance for index is shown from 04/01/98.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. Higher yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market price for those instruments. Up to 35% of total assets may be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of _____, 2001, by and between Pilgrim Mutual Funds, a Delaware business trust (the "Trust") with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, the Pilgrim High Yield Fund II (the "Acquiring Fund"), and Pilgrim Investment Funds, Inc., a Maryland corporation (the "Company"), with its principal place of business at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on behalf of its series, the Pilgrim High Yield Fund (the "Acquired Fund").

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B,
Class C, Class M and Class Q voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type or a series thereof, and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Trustees of the Trust have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Fund as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

     1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares to be so credited to Class A, Class B, Class C, Class M and Class Q Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class M and Class Q shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares in connection with such exchange.

     1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

     1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.2. The net asset value of a Class A, Class B, Class C, Class M and Class Q Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund's Board of Trustees.

     2.3.  The  number of the  Class A,  Class B,  Class C,  Class M and Class Q
Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class M and Class Q shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by the Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be March 22, 2002, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

     3.2. The Acquired Fund shall direct State Street Bank and Trust Company--Missouri, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), shall direct the Custodian to deliver as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

     3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class M and Class Q shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

     3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

     4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Company, the Company on behalf of the Acquired Fund represents and warrants to the Trust as follows:

     (a) The Acquired Fund is duly organized as a series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

     (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund is a party or by which it is bound;

     (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

     (h) Except as otherwise disclosed in writing to and accepted by the Trust on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund's financial condition or the conduct of its business. The Company on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the Acquired Fund's ability to consummate the transactions herein contemplated;

     (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of the Acquired Fund at March 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (j) Since March 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

     (k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

     (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

     (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Company on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

     (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Company as follows:

     (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

     (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

     (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

     (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

     (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust on behalf of the Acquiring Fund, is a party or by which it is bound;

     (g) Except as otherwise disclosed in writing to and accepted by the Company, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. The Trust on behalf of the Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions herein contemplated;

     (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Portfolio of Investments of the Acquiring Fund at March 31, 2001 have been audited by PricewaterhouseCoopers LLP, independent accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

     (i) Since March 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

     (j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (k) For each taxable year of its operation (including the taxable year that includes the Closing Date) the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

     (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust on behalf of the Acquiring Fund and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

     (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Fund covenants that the Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

     5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares received at the Closing.

     5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.9. The Company, on behalf of the Acquired Fund, covenants that the Company will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

     5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Company, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Company's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Trust shall have delivered to the Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Company shall reasonably request;

     6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

     6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Company on behalf of the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Company;

     7.3. The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Company on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

     7.4. The Company, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date;

     7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Company, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

     8.5. The parties shall have received the opinion of Dechert addressed to the Company and the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert of representations it shall request of the Company and the Trust. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1. The Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquired and Acquiring Funds, and (2) half are borne by the Acquired and Acquiring Funds and will be paid by the Acquired Fund and Acquiring Fund pro rata based upon the relative net assets of the Acquired Fund and Acquiring Fund as of the close of business on the record date for determining the shareholders of the Acquired Fund entitled to vote on the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1. The Trust and the Company agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before ___________ __, 200_, unless such date is extended by mutual agreement of the parties, or
(iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors/Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class M and Class Q Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust or to the Company, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: James M. Hennessy, in each case with a copy to Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, Trustees, shareholders, nominees, officers, agents, or employees of the Trust or Company personally, but shall bind only the trust property of such party, as provided in the Declaration of Trust of the Trust or the Articles of Incorporation of the Company. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each party as provided in the Declaration of Trust or Articles of Incorporation, as applicable, of each party.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.



                                       PILGRIM MUTUAL FUNDS on behalf of its
Attest:                                PILGRIM HIGH YIELD FUND II series

_________________________________      By:______________________________________
Secretary
                                       Its:_____________________________________


                                       PILGRIM INVESTMENT FUNDS, INC.
                                       on behalf of its
Attest:                                PILGRIM HIGH YIELD FUND series

_________________________________      By:______________________________________
Secretary
                                       Its:_____________________________________

                                                                      APPENDIX C

           ADDITIONAL INFORMATION REGARDING PILGRIM HIGH YIELD FUND II
                                  (THE "FUND")

                                SHAREHOLDER GUIDE

PILGRIM PURCHASE OPTIONS (TM)

     This Proxy Statement/Prospectus relates to five separate Classes of shares of the Fund: Class A, Class B, Class C, Class M and Class Q, each of which represents an identical interest in the Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements. As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of the Fund shares that will be issued to you in the Reorganization will be the same as those that apply to the Pilgrim High Yield Fund shares held by you immediately prior to the Reorganization, and the period that you held shares of the Pilgrim High Yield Fund will be included in the holding period of the Fund for purposes of calculating contingent deferred sales charges and determining conversion rights. Purchases of shares of the Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

     The sales charges and fees for each Class of shares of the Fund involved in the Reorganization are shown and contrasted in the chart below.

                                         CLASS A        CLASS B       CLASS C      CLASS M       CLASS Q
                                         -------        -------       -------      -------       -------
Maximum Initial Sales Charge
 on Purchases                            4.75%(1)        None          None        3.25(1)        None
Contingent Deferred Sales
 Charge ("CDSC")                         None(2)       5.00%(3)      1.00%(4)       None          None
Annual Distribution (12b-1)
 and Service Fees (5)                     0.35%          1.00%         1.00%        0.75%       0.25%(6)
Maximum Purchase                        Unlimited    $ 250,000       Unlimited   $1,000,000     Unlimited
Automatic Conversion to Class A            N/A        8 Years(7)        N/A          N/A           N/A

----------
(1)  Reduced for purchases of $50,000 and over.
(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of Class A shares that were purchased with an initial sales charge. See "Class A and Class M Shares: Initial Sales Charge Alternative" in this Appendix C.
(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this Appendix C.
(4)  Imposed upon redemption within 1 year from purchase.
(5)  Annual asset-based distribution charge.
(6)  Service fee.
(7) Class B shares of the Fund issued to shareholders of High Yield Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of the High Yield Fund.

     The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Orders for Class B and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined.

     CLASS A AND CLASS M SHARES: INITIAL SALES CHARGE ALTERNATIVE. Class A and Class M shares of the Fund are sold at the net asset value ("NAV") per share in effect plus a sales charge as described in the following table. For waivers or reductions of the Class A and Class M shares sales charges, see "Special Purchases Without a Sales Charge" and "Reduced Sales Charges" below.

                                 CLASS A SHARES

                                         AS A % OF THE        AS A %
                 YOUR INVESTMENT        OFFERING PRICE        OF NAV
                 ---------------        --------------        ------
             Less than $50,000               4.75%             4.99%
             $50,000 - $99,999               4.50%             4.71%
             $100,000 - $249,999             3.50%             3.63%
             $250,000 - $499,999             2.50%             2.56%
             $500,000 - $1,000,000           2.00%             2.04%
             $1,000,000 and over                    See Below

                                 CLASS M SHARES

                                         AS A % OF THE        AS A %
                 YOUR INVESTMENT         OFFERING PRICE       OF NAV
                 ---------------         --------------       ------
             Less than $50,000               3.25%             3.36%
             $50,000 - $99,999               2.25%             2.30%
             $100,000 - $249,999             1.50%             1.52%
             $250,000 - $499,999             1.00%             1.01%
             $500,000 - $1,000,000            None             None

     There is no initial sales charge on purchases of Class A shares of $1,000,000 or more. However, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                               PERIOD DURING
       YOUR INVESTMENT             CDSC         WHICH CDSC APPLIES
       ---------------             ----         ------------------
     $1,000,000 - $2,499,999       1.00%             2 years
     $2,500,000 - $4,999,999       0.50%              1 year
     $5,000,000 and over           0.25%              1 year

     REDUCED SALES CHARGES. An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M shares of the Fund or other open-end funds in the Pilgrim Funds that offer Class A or Class M shares, or shares with front-end sales charges ("Participating Funds") by completing the "Letter of Intent" section of an Application to purchase Fund shares. Executing the Letter of Intent expresses an intention to invest during the next 13 months a specified amount, which, if made at one time, would qualify for a reduced sales charge. An amount equal to the Letter of Intent amount multiplied by the maximum sales charge imposed on purchases of the Fund and Class will be restricted within your account to cover additional sales charges that may be due if your actual total investment fails to qualify for the reduced sales charges. See the Statement of Additional Information ("SAI") for the Fund for details on the Letter of Intent option or contact the Shareholder Servicing Agent, as defined below, at 1-800-992-0180 for more information.

     A sales charge may also be reduced by taking into account the current value of your existing holdings in the Fund or any other open-end funds in the Pilgrim Funds (excluding the money market funds offered by ING Pilgrim Investments, LLC) ("Rights of Accumulation"). The reduced sales charges apply to quantity purchases made at one time or on a cumulative basis over any period of time. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds that impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC, which may be imposed upon the redemption of shares of the Fund which imposes a CDSC.

     SPECIAL PURCHASES WITHOUT A SALES CHARGE. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the SAI for the Fund.

     CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE. Class B shares are offered at their NAV per share without any initial sales charge. Class B shares that are redeemed within six years of purchase, however, will be subject to a CDSC as described in the table that follows. Class B shares of the Fund are subject to distribution and service fees at an annual rate of 1.00% of the average daily net assets of the Class, which is higher than the distribution and service fees of Class A shares. The higher distribution and service fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower NAV than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. The amount of the CDSC is based on the lesser of the NAV of the Class B shares at the time of purchase or redemption. There is no CDSC on Class B shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

     YEAR OF REDEMPTION AFTER PURCHASE                   CDSC
     ---------------------------------                   ----
     First                                                5%
     Second                                               4%
     Third                                                3%
     Fourth                                               3%
     Fifth                                                2%
     Sixth                                                1%
     After Sixth Year                                    None

     Class B shares will automatically convert into Class A shares approximately eight years after purchase. Class B shares of the Fund issued in connection with the Reorganization with respect to Class B shares of the High Yield Fund will convert to Class A shares eight years after the purchase of the original shares of the High Yield Fund. For additional information on the CDSC and the conversion of Class B, see the Fund's SAI.

     CLASS C SHARES. Class C shares are offered at their NAV per share without an initial sales charge. Class C shares may be subject to a CDSC of 1% if redeemed within one year of purchase. The amount of the CDSC is based on the lesser of the NAV of the Class C shares at the time of purchase or redemption. There is no CDSC on Class C shares acquired through the reinvestment of dividends and capital gains distributions.

     CLASS Q SHARES. Class Q shares are offered at NAV without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time.

     WAIVERS OF CDSC. The CDSC will be waived in the following cases. In determining whether a CDSC is applicable, it will be assumed that shares held in the shareholder's account that are not subject to such charge are redeemed first.

     (i) The CDSC will be waived in the case of redemption following the death or permanent disability of a shareholder if made within one year of death or initial determination of permanent disability. The waiver is available only for those shares held at the time of death or initial determination of permanent disability.

     (ii) The CDSC also may be waived for Class B shares redeemed pursuant to a Systematic Withdrawal Plan, as described in later in the Fund's Prospectus, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.


     (iii)The CDSC also will be waived in the case of mandatory distributions from a tax-deferred retirement plan or an IRA.

     If you think you may be eligible for a CDSC waiver, contact the Shareholder Servicing Agent at 1-800- 992-0180.

     REINSTATEMENT PRIVILEGE. Class B and Class C shareholders who have redeemed their shares in any open-end Pilgrim Fund may reinvest some or all of the proceeds in the same share Class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. See the SAI for the Fund for details or contact the Shareholder Servicing Agent at 1-800-992-0180 for more information.

     RULE 12B-1 PLAN. The Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") applicable to each Class of shares of the Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, ING Pilgrim Securities, Inc. (the "Distributor") may receive from the Fund an annual fee in connection with the offering, sale and shareholder servicing of the Fund's Class A, Class B, Class C, Class M and Class Q shares.

     DISTRIBUTION AND SERVICING FEES. As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of shares of the Fund and in connection with services rendered to shareholders of the Fund, the Fund pays the Distributor servicing fees and distribution fees up to the annual rates set forth below (calculated as a percentage of the Fund's average daily net assets attributable to that class):

                          SERVICING FEE     DISTRIBUTION FEE
                          -------------     ----------------
     Class A                  0.25%              0.10%
     Class B                  0.25%              0.75%
     Class C                  0.25%              0.75%
     Class M                  0.25%              0.50%
     Class Q                  0.25%               None

     Fees paid under the Rule 12b-1 Plan may be used to cover the expenses of the Distributor from the sale of Class A, Class B, Class C, Class M or Class Q shares of the Fund, including payments to Authorized Dealers, and for shareholder servicing. Because these fees are paid out of the Fund's assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     OTHER EXPENSES. In addition to the management fee and other fees described previously, the Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Trustees who are not affiliated with ING Pilgrim Investments, LLC ("ING Pilgrim"). Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASING SHARES

     The Fund reserves the right to liquidate sufficient shares to recover annual Transfer Agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250,000 in the case of Class Q shares or $250.00 for IRAs). The minimum initial investment in the Fund is $1,000 ($250,000 for Class Q shares or $250 for IRAs), and the minimum for additional investment in the Fund is $100 or $10,000 for Class Q Shares. The minimum initial investment for a pre-authorized retirement plan is $100, plus monthly investments of at least $100.

     The Fund and the Distributor reserve the right to reject any purchase order. Please note cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. ING Pilgrim reserves the right to waive minimum investment amounts.

     PRICE OF SHARES. When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

     DETERMINATION OF NET ASSET VALUE. The NAV of each Class of the Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern time) on each day that it is open for business. The NAV of each Class represents that Class' pro rata share of that Fund's net assets as adjusted for any class specific expenses (such as fees under a Rule 12b-1 plan), and divided by that Class' outstanding shares. In general, the value of the Fund's assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, for short-term debt securities, and for situations where market quotations are deemed unreliable. The NAV per share of each Class of the Fund will fluctuate in response to changes in market conditions and other factors. Portfolio securities for which market quotations are readily available are stated at market value. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment then valuing securities that have readily available market quotations. For information on valuing foreign securities, see the Fund's SAI.

     PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan to purchase shares with automatic bank account debiting. For further information on pre-authorized investment plans, contact the Shareholder Servicing Agent at 1-800-992-0180.

     RETIREMENT PLANS. The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. Also available are prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at 1-800-992-0180. SSB currently receives a $12 custodian fee annually for the maintenance of such accounts.

     EXECUTION OF REQUESTS. Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in the Fund's Prospectus under the section "Purchase of Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

     You will receive a confirmation of each new transaction in your account, which also will show you the number of shares of the Fund you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

     TELEPHONE ORDERS. The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions. Telephone redemptions may be executed on all accounts other than retirement accounts.

EXCHANGE PRIVILEGES AND RESTRICTIONS

     An exchange privilege is available. Exchange requests may be made in writing to the Transfer Agent or by calling the Shareholder Servicing Agent at 1-800-992-0180. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. ING Pilgrim reserves the right to prohibit excessive exchanges (more than four per year). ING Pilgrim reserves the right, upon 60 days' prior notice, to restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged.

     The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

     Shares of any Class of the Fund generally may be exchanged for shares of that same Class of any other open-end Pilgrim Fund without payment of any additional sales charge. In most instances, if you exchange and subsequently redeem your shares, any applicable CDSC will be based on the full period of the share ownership. Shareholders exercising the exchange privilege with any other open-end Pilgrim Fund should carefully review the Prospectus of that fund. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. You will automatically be assigned the telephone exchange privilege unless you mark the box on the Account Application that signifies you do not wish to have this privilege. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold. You should carefully review the Prospectus of the Fund you intend to exchange into before exchanging your shares.

     You will automatically have the ability to request an exchange by calling the Shareholder Service Agent at 1-800-992-0180 unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.

     SYSTEMATIC EXCHANGE PRIVILEGE. With an initial account balance of at least $5,000 (or $250,000 for Class Q) and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same Class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

     SMALL ACCOUNTS. Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000 (or $250,000 in the case of Class Q shares) other than as a result of a decline in the NAV per share.

     With respect to Class Q shares, if you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to the Fund's performance.

HOW TO REDEEM SHARES

     Shares of the Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

     SYSTEMATIC WITHDRAWAL PLAN. You may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $100 or more made to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. With respect to Class Q shares, you may elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount of $1,000 or more made to yourself or anyone else you properly designate, as long as the account has a current value of at least $250,000. For additional information, contact the Shareholder Servicing Agent at 1-800-992-0180, or see the Fund's SAI.

     PAYMENTS. Payment to shareholders for shares redeemed or repurchased ordinarily will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund may delay the mailing of a redemption check until the check used to purchase the shares being redeemed has cleared which may take up to 15 days or more. To reduce such delay, all purchases should be made by bank wire or federal funds. The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the Rules of the U.S. Securities and Exchange Commission. The Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash harmful to the Fund, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

MANAGEMENT OF THE FUND

     INVESTMENT MANAGER. ING Pilgrim has overall responsibility for the management of the Fund. The Fund and ING Pilgrim have entered into an agreement that requires ING Pilgrim to provide or oversee all investment advisory and portfolio management services for the Fund. ING Pilgrim provides the Fund with office space, equipment and personnel necessary to administer the Fund. The agreement with ING Pilgrim can be canceled by the Board of Trustees of the Fund upon 60 days' written notice. Organized in December 1994, ING Pilgrim is registered as an investment adviser with the U.S. Securities and Exchange Commission. As of October 31, 2001, ING Pilgrim managed over $16.6 billion in assets. ING Pilgrim bears its expenses of providing the services described above. Investment management fees are computed and accrued daily and paid monthly.

     PARENT COMPANY AND DISTRIBUTOR. ING Pilgrim and the Distributor are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING) ("ING Group"). ING Group is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with over 100,000 employees.

     SHAREHOLDER SERVICING AGENT. ING Pilgrim Group, LLC serves as Shareholder Servicing Agent for the Fund. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. The Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

     PORTFOLIO TRANSACTIONS. ING Pilgrim will place orders to execute securities transactions that are designed to implement the Fund's investment objectives and policies. ING Pilgrim will use its reasonable efforts to place all purchase and sale transactions with brokers, dealers and banks ("brokers") that provide "best execution" of these orders. In placing purchase and sale transactions, ING Pilgrim may consider brokerage and research services provided by a broker to ING Pilgrim or its affiliates, and the Fund may pay a commission for effecting a securities transaction that is in excess of the amount another broker would have charged if ING Pilgrim determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker. In addition, ING Pilgrim may place securities transactions with brokers that provide certain services to the Fund. ING Pilgrim also may consider a broker's sale of Fund shares if ING Pilgrim is satisfied that the Fund would receive best execution of the transaction from that broker.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund pays dividends, if any, monthly. The Fund distributes capital gains, if any, annually. Dividends and distributions will be determined on a Class basis.

     Any dividends and distributions paid by the Fund will be automatically reinvested in additional shares of the respective Class of that Fund, unless you elect to receive distributions in cash. When a dividend or distribution is paid, the NAV per share is reduced by the amount of the payment. You may, upon written request or by completing the appropriate section of the Account Application in the Pilgrim Prospectus, elect to have all dividends and other distributions paid on a Class A, B, C, M or Q account in the Fund invested into a Pilgrim Fund which offers the same Class shares. Both accounts must be of the same Class.

     FEDERAL TAXES. The following information is meant as a general summary for U.S. shareholders. Please see the Fund's SAI for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

     The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

     Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

     You will receive an annual statement summarizing your dividend and capital gains distributions.

     If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

     There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

     As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30.5% (30% in 2002 and 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                              FINANCIAL HIGHLIGHTS
PILGRIM
HIGH YIELD
FUND II

--------------------------------------------------------------------------------
For the nine months ended March 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ending prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                          CLASS A
                                                -------------------------------------------------------------
                                                 NINE                      THREE
                                                MONTHS         YEAR       MONTHS         YEAR       MARCH 27,
                                                 ENDED         ENDED       ENDED         ENDED      1998 TO
                                                MARCH 31,     JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                                 2001(6)        2000       1999(2)        1999       1998(1)
                                                 -------        ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       10.80        11.57        11.66        12.72        12.70
 Income from investment operations:
 Net investment income                     $        0.84         1.18         0.28         1.12         0.01
 Net realized and unrealized gain
 (loss) on investments                     $       (2.09)       (0.75)       (0.09)       (1.00)        0.01
 Total from investment operations          $       (1.25)        0.43         0.19         0.12         0.02
 Less distributions from:
 Net investment income                     $        0.86         1.20         0.28         1.18           --
 Total distributions                                0.86         1.20         0.28         1.18           --
 Net asset value, end of period            $        8.69        10.80        11.57        11.66        12.72
 TOTAL RETURN(3):                          %      (11.87)        3.96         1.60         1.13         0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $      55,230       34,416       16,795       17,327        4,690
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %        1.10         1.18         1.10         1.12         1.06
 Gross expenses prior to expense
 reimbursement(4)                          %        1.32         1.37         1.37         1.53         1.06
 Net investment income after
 expense reimbursement(4)(5)               %       11.43        10.63         9.68         9.44         7.22
 Portfolio turnover rate                   %         113          113           44          242          484

                                                                          CLASS B
                                                -------------------------------------------------------------
                                                 NINE                      THREE
                                                MONTHS         YEAR       MONTHS         YEAR       MARCH 27,
                                                 ENDED         ENDED       ENDED         ENDED      1998 TO
                                                MARCH 31,     JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                                 2001(6)        2000       1999(2)        1999       1998(1)
                                                 -------        ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $       10.81         11.58        11.66        12.71        12.69
 Income from investment operations:
 Net investment income                    $        0.81          1.11         0.27         1.04         0.01
 Net realized and unrealized
 gain (loss) on investments               $       (2.10)        (0.75)       (0.09)       (0.99)        0.01
 Total from investment operations         $       (1.29)         0.36         0.18         0.05         0.02
 Less distributions from:
 Net investment income                    $        0.81          1.13         0.26         1.10           --
 Total distributions                               0.81          1.13         0.26         1.10           --
 Net asset value, end of period           $        8.71         10.81        11.58        11.66        12.71
 TOTAL RETURN(3):                         %      (12.22)         3.28         1.53         0.55         0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $     181,175       103,246       41,882       42,960        8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %        1.75          1.83         1.75         1.77         1.69
 Gross expenses prior to expense
 reimbursement(4)                         %        1.97          2.02         2.02         2.18         1.69
 Net investment income after
 expense reimbursement(4)(5)              %       10.97          9.98         9.03         8.84         6.61
 Portfolio turnover rate                  %         113           113           44          242          484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                                                                           CLASS C
                                                -------------------------------------------------------------
                                                 NINE                      THREE
                                                MONTHS         YEAR       MONTHS         YEAR       MARCH 27,
                                                 ENDED         ENDED       ENDED         ENDED      1998 TO
                                                MARCH 31,     JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                                 2001(6)        2000       1999(2)        1999       1998(1)
                                                 -------        ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $       10.81        11.58        11.66        12.71        12.69
 Income from investment operations:
 Net investment income (loss)              $        0.81         1.10         0.27         1.04         0.01
 Net realized and unrealized
 gains (loss) on investments               $       (2.10)       (0.74)       (0.09)       (0.99)        0.01
 Total from investment operations          $       (1.29)        0.36         0.18         0.05         0.02
 Less distributions from:
 Net investment income                     $        0.81         1.13         0.26         1.10           --
 Total distributions                                0.81         1.13         0.26         1.10           --
 Net asset value, end of period            $        8.71        10.81        11.58        11.66        12.71
 TOTAL RETURN:(3)                          %      (12.22)        3.28         1.53         0.55         0.16

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $      33,463       23,324       18,618       21,290        4,815
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                       %        1.75         1.83         1.75         1.77         1.66
 Gross expenses prior to expense
 reimbursement(4)                          %        1.97         2.02         2.02         2.18         1.66
 Net investment income after
 expense reimbursement(4)(5)               %       10.93         9.98         9.03         8.79         6.91
 Portfolio turnover rate                   %         113          113           44          242          484


                                                                           CLASS Q
                                                -------------------------------------------------------------
                                                 NINE                      THREE
                                                MONTHS         YEAR       MONTHS         YEAR       MARCH 27,
                                                 ENDED         ENDED       ENDED         ENDED      1998 TO
                                                MARCH 31,     JUNE 30,    JUNE 30,      MARCH 31,   MARCH 31,
                                                 2001(6)        2000       1999(2)        1999       1998(1)
                                                 -------        ----       -------        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $      10.82         11.59        11.68       12.72         12.70
 Income from investment operations:
 Net investment income (loss)             $       0.83          1.20         0.30        1.16          0.01
 Net realized and unrealized
 gains (loss) on investments              $      (2.07)        (0.76)       (0.11)      (1.01)         0.01
 Total from investment operations         $      (1.24)         0.44         0.19        0.15          0.02
 Less distributions from:
 Net investment income                    $       0.87          1.21         0.28        1.19            --
 Total distributions                              0.87          1.21         0.28        1.19            --
 Net asset value, end of period           $       8.71         10.82        11.59       11.68         12.72
 TOTAL RETURN:(3)                         %     (11.80)         4.04         1.63        1.40          0.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $      3,041         6,882        3,229       6,502           567
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                      %       1.00          1.08         0.90        0.87          0.97
 Gross expenses prior to expense
 reimbursement(4)                         %       1.22          1.27         1.17        1.28          0.97
 Net investment income after
 expense reimbursement(4)(5)              %      11.28         10.73         9.88       10.01          7.53
 Portfolio turnover rate                  %        113           113           44         242           484

----------
(1)  The Fund commenced operations on March 27, 1998.
(2) Effective May 24, 1999, Pilgrim Investments, LLC became the Investment Adviser of the Fund and the Fund changed its year end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.
(6)  The Fund changed its fiscal year end to March 31.

                                                                      APPENDIX D

SUMMARY DESCRIPTION OF BOND RATINGS

     The following are excerpts from S&P's description of its bond ratings: BB - less vulnerable in the near term than other lower-rated obligors, faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments. B - more vulnerable than the obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments. CCC - currently vulnerable, dependent upon favorable business, financial, and economic conditions to meet its financial commitments. CC - currently highly vulnerable, C- currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments. D - has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

     The following are excerpts from Moody's description of its bond ratings: Ba
- judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - speculative in a high degree; often in default, or have other marked shortcomings. C - lowest rated class of bonds; regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category.

                                                                      APPENDIX E

     The  following is a list of the Pilgrim  Funds and the Classes of shares of
each  Fund  that  are   expected   to  be  offered  at  or  shortly   after  the
Reorganization:

FUND                                                      CLASSES OFFERED
----                                                      ---------------
U.S. EQUITY
-----------
Balanced Fund                                             A, B, C, Q and T
Biotechnology Fund                                        A, B and C
Convertible Fund                                          A, B, C and Q
Corporate Leaders Trust Fund                              A
Financial Services Fund                                   A, C and Q
Growth and Income Fund                                    A, B, C, I and Q
Growth + Value Fund                                       A, B, C and Q
Growth Opportunities Fund                                 A, B, C, Q, I and T
LargeCap Growth Fund                                      A, B, C, I and Q
MagnaCap Fund                                             A, B, C, I, Q and M
MidCap Opportunities Fund                                 A, B, C, Q and I
Principal Protection Fund                                 A, B and C
Principal Protection Fund II                              A, B and C
Research Enhanced Index Fund                              A, B, C, Q and I
SmallCap Opportunities Fund                               A, B, C, Q, I and T
Tax-Efficient Equity Fund                                 A, B, and C

GLOBAL/INTERNATIONAL EQUITY
---------------------------
Asia-Pacific Equity Fund                                  A, B, C, Q and M
Emerging Countries Fund                                   A, B, C and Q
European Equity Fund                                      A, B, and C
Global Information Technology Fund                        A, B, C, I and Q
Global Real Estate Fund                                   A, B, C and Q
International Fund                                        A, B, C, I and Q
International SmallCap Growth Fund                        A, B, C and Q
International Value Fund                                  A, B, C, I and Q
Precious Metals Fund                                      A, B, C and Q
Russia Fund                                               A, C and Q
Worldwide Growth Fund                                     A, B, C and Q

FIXED INCOME
------------
GNMA Income Fund                                          A, B, C, I, M, Q and T
High Yield Fund II                                        A, B, C, M, Q and T
High Yield Bond Fund                                      A, B, and C
ING Pilgrim Money Market Fund                             A, B, C and I
Intermediate Bond Fund                                    A, B, C and I
Lexington Money Market Trust                              A
National Tax-Exempt Bond Fund                             A, B and C
Pilgrim Money Market Fund                                 A, B and C
Senior Income Fund                                        A, B, C and Q
Strategic Income Fund                                     A, B, C and Q

                                                                      APPENDIX F

     As of December __, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Class of Pilgrim High Yield Fund II:

                                                % OF CLASS        % OF FUND        % OF FUND
                                                  BEFORE           BEFORE            AFTER
NAME AND ADDRESS                CLASS        REORGANIZATIONS   REORGANIZATIONS  REORGANIZATIONS
----------------                -----        ---------------   ---------------  ---------------

[TO BE INSERTED IN A SUBSEQUENT FILING WITH INFORMATION NO MORE THAN 30 DAYS PRIOR TO THE DATE OF THE PROXY.]

     As of December __, 2001, the following persons owned beneficially or of record 5% or more of the outstanding shares of any Class of Pilgrim High Yield
Fund:

                                                % OF CLASS        % OF FUND        % OF FUND
                                                  BEFORE           BEFORE            AFTER
NAME AND ADDRESS                CLASS        REORGANIZATIONS   REORGANIZATIONS  REORGANIZATIONS
----------------                -----        ---------------   ---------------  ---------------

[TO BE INSERTED IN A SUBSEQUENT FILING WITH INFORMATION NO MORE THAN 30 DAYS PRIOR TO THE DATE OF THE PROXY.]

                                     PART B
                              PILGRIM MUTUAL FUNDS

--------------------------------------------------------------------------------

                       Statement of Additional Information
                             ________________, 200_

--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of                 By and in Exchange for Shares of
Pilgrim High Yield Fund                                      Pilgrim High Yield Fund II
(a series of Pilgrim Investment Funds, Inc.)                 (a series of Pilgrim Mutual Funds)
7337 East Doubletree Ranch Road                              7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034                               Scottsdale, Arizona 85258-2034

This Statement of Additional Information is available to the Shareholders of Pilgrim High Yield Fund in connection with a proposed transaction whereby all of the assets and liabilities of Pilgrim High Yield Fund, a series of Pilgrim Investment Funds, Inc., will be transferred to Pilgrim High Yield Fund II, a series of Pilgrim Mutual Funds, in exchange for shares of Pilgrim High Yield Fund II.

This Statement of Additional Information of Pilgrim Mutual Funds consists of this cover page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for Pilgrim High Yield Fund II and Pilgrim High Yield Fund dated August 1, 2001, as filed on July 31, 2001.

2. The Financial Statements of Pilgrim High Yield Fund are included in the Annual Report of Pilgrim Investment Funds, Inc. dated March 31, 2001 as filed on June 4, 2001 (for the Fund's Class A, B, C, and M shares) and June 5, 2001 (for the Fund's Class Q shares).

3. The Financial Statements of Pilgrim High Yield Fund II are included in the Annual Report of Pilgrim Mutual Funds dated March 31, 2001, as filed on June 4, 2001 (for the Fund's Class A, B, C and T shares) and June 5, 2001 (for the Fund's Class Q shares).

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated ________ ___, 200_ relating to the Reorganization of Pilgrim High Yield Fund may be obtained, without charge, by writing to ING Pilgrim at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

     Shown below are financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Reorganization is consummated, as of March 31, 2001. The first table presents Statements of Assets and Liabilities (unaudited) for each Fund and pro forma figures for the combined Fund. The second table presents Statements of Operations (unaudited) for each Fund and pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001 (UNAUDITED)

                                                              PILGRIM            PILGRIM          PRO FORMA            PRO FORMA
                                                            HIGH YIELD II       HIGH YIELD       ADJUSTMENTS            COMBINED
                                                            --------------    --------------    --------------       --------------
ASSETS:
Investments in securities at market value*                  $  268,817,768    $  192,507,101                         $  461,324,869
Short-term investments at amortized cost                        10,291,000        14,585,000                             24,876,000
Cash                                                             2,611,239            15,091                              2,626,330
Receivables:                                                            --
  Investment securities sold                                     4,916,125           530,842                              5,446,967
  Fund shares sold                                                 454,904           657,642                              1,112,546
  Dividends and interest                                         9,971,969         6,744,803                             16,716,772
  Other                                                                 --                --
Prepaid expenses                                                    14,562            36,861                                 51,423
Reimbursement due from manager                                      32,949            22,283                                 55,232
                                                            --------------    --------------    --------------       --------------
       Total assets                                            297,110,516       215,099,623                --          512,210,139
                                                            --------------    --------------    --------------       --------------
LIABILITIES:
Payable for investment securities purchased                      1,470,673         3,358,006                              4,828,679
Payable for fund shares redeemed                                 2,583,602         2,749,668                              5,333,270
Payable to affiliate                                               241,996           222,385                                464,381
Other accrued expenses and liabilities                           1,395,035           299,650                              1,694,685
                                                            --------------    --------------    --------------       --------------
       Total Liabilities                                         5,691,306         6,629,709                --           12,321,015
                                                            --------------    --------------    --------------       --------------
NET ASSETS                                                  $  291,419,210    $  208,469,914    $           --       $  499,889,124
                                                            ==============    ==============    ==============       ==============

NET ASSETS CONSIST OF:
Paid-in capital                                             $  851,745,982    $  375,973,215                        $1,227,719,197
Undistributed (overdistributed) net investment income           (1,416,713)               --                            (1,416,713)
Accumulated net realized loss on investments                  (360,318,100)     (150,989,513)                         (511,307,613)
Net unrealized appreciation (depreciation) of investments     (198,591,959)      (16,513,788)                         (215,105,747)

                                                            --------------    --------------    --------------       --------------
       NET ASSETS                                           $  291,419,210    $  208,469,914    $           --       $  499,889,124
                                                            ==============    ==============    ==============       ==============

*Cost of securities                                         $  467,315,030    $  209,020,889                         $  676,335,919

CLASS A:
  Net Assets                                                $   55,229,639    $   55,704,125                         $  110,933,764
  Shares outstanding                                             6,355,696        14,274,861        (7,864,720)(A)       12,765,837
  Net asset value and redemption price per share            $         8.69    $         3.90                         $         8.69
  Maximum offering price per share                          $         9.12    $         4.10                         $         9.12
CLASS B:
  Net Assets                                                $  181,175,049    $  140,183,327                         $  321,358,376
  Shares outstanding                                            20,789,782        36,017,637       (19,923,110)(A)       36,884,309
  Net asset value and redemption price per share            $         8.71    $         3.89                         $         8.71
CLASS C:
  Net Assets                                                $   33,462,696    $    5,504,965                         $   38,967,661
  Shares outstanding                                             3,841,255         1,416,261          (784,233)(A)        4,473,283
  Net asset value and redemption price per share            $         8.71    $         3.89                         $         8.71
CLASS M:
  Net Assets                                                           n/a    $    7,077,475                         $    7,077,475
  Shares outstanding                                                   n/a         1,816,220        (1,001,781)(A)          814,439
  Net asset value and redemption price per share                       n/a    $         3.90                         $         8.69
  Maximum offering price per share                                     n/a    $         4.03                         $         8.98
CLASS Q:
  Net Assets                                                $    3,041,372    $           22                         $    3,041,394
  Shares outstanding                                               349,105                 6                (3)(A)          349,108
  Net asset value and redemption price per share            $         8.71    $         3.89                         $         8.71
CLASS T:
  Net Assets                                                $   18,510,454               n/a                         $   18,510,454
  Shares outstanding                                             2,127,555               n/a                              2,127,555
  Net asset value and redemption price per share            $         8.70               n/a                         $         8.70


(A) Reflects new shares issued, net of retired shares of High Yield Fund. (Calculation: Net Assets / NAV per share)

                 See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS  (UNAUDITED)

                                                        PILGRIM           PILGRIM           PRO FORMA            PRO FORMA
                                                      HIGH YIELD II      HIGH YIELD        ADJUSTMENTS           COMBINED
                                                      -------------     -------------     -------------        -------------
                                                          YEAR              YEAR              YEAR                  YEAR
                                                         ENDED             ENDED             ENDED                 ENDED
                                                        MARCH 31,         MARCH 31,         MARCH 31,             MARCH 31,
                                                          2001              2001              2001                  2001
                                                      -------------     -------------     -------------        -------------
INVESTMENT INCOME:
Dividends                                             $     226,179     $          --                          $     226,179
Interest                                                 21,618,432        30,637,295                             52,255,727
                                                      -------------     -------------     -------------        -------------
        Total Investment Income                          21,844,611        30,637,295                             52,481,906
                                                      -------------     -------------     -------------        -------------
EXPENSES:
Investment management fees                                1,053,356         1,549,278                              2,602,634
Distribution and service fees:
  Class A                                                   110,663           177,460            70,984(A)           359,107
  Class B                                                   944,828         1,714,042                              2,658,870
  Class C                                                   201,846            53,274                                255,120
  Class M                                                        --            78,604                                 78,604
  Class Q                                                     9,566                19                                  9,585
  Class T                                                   172,146                --                                172,146
Transfer agent fees                                         260,586           385,991                                646,577
Shareholder reporting fees                                   67,005            86,813                                153,818
Registration and filing fees                                128,696           119,194           (47,678)(B)          200,212
Recordkeeping and pricing fees                               44,807            70,539                                115,346
Professional fees                                            41,084            43,048           (17,219)(B)           66,913
Custody fees                                                 22,068            97,638                                119,706
Shareholder servicing fees                                    1,794             1,050                                  2,844
Directors' fees                                               5,831            10,005                                 15,836
Insurance fees                                                1,825             9,578                                 11,403
Miscellaneous fees                                              869            88,658                                 89,527
Interest and credit facility fees                               716             5,142                                  5,858
Merger fees                                                  30,331                --           (30,331)                  --
                                                      -------------     -------------     -------------        -------------
        Total expenses                                    3,098,017         4,490,333           (24,244)           7,564,106
                                                      -------------     -------------     -------------        -------------
Less:
  Waived and reimbursed fees                                348,876           253,857           166,944(A)           769,677
                                                      -------------     -------------     -------------        -------------
  Net expenses                                            2,749,141         4,236,476          (191,188)           6,794,429
                                                      -------------     -------------     -------------        -------------
Net investment income                                    19,095,470        26,400,819           191,188           45,687,477
                                                      -------------     -------------     -------------        -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss from:
    Investments                                         (32,919,387)      (85,192,887)                          (118,112,274)
    Foreign currencies                                           --            (1,040)                                (1,040)
  Net change in unrealized appreciation of:
    Investments and foreign currencies                 (196,045,757)       14,937,560                           (181,108,197)
                                                      -------------     -------------     -------------        -------------
  Net realized and unrealized loss on investments
    and foreign currencies                             (228,965,144)      (70,256,367)                          (299,221,511)
                                                      -------------     -------------     -------------        -------------
Increase(decrease)in net assets
   resulting from operations                          $(209,869,674)    $ (43,855,548)    $     191,188        $(253,534,034)
                                                      =============     =============     =============        =============

----------
(A)  Reflects adjustment in expenses due to effects of new contractual rates.
(B)  Reflects adjustment in expenses due to elimination of duplicative services.

                 See Accompanying Notes to Financial Statements

 PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
              Principal Amount
-------------------------------------------
                                               CORPORATE BONDS: 89.12%

                                               AEROSPACE: 0.60%
$        --     $ 1,500,000     $ 1,500,000     #       Sequa Corp., 8.875%, due 04/01/08
  3,000,000              --       3,000,000     XX      Simula, Inc., 8.000%, due 05/01/04

                                               AIRLINES: 2.05%
  1,375,000       1,125,000       2,500,000             Amtran, Inc., 10.500%, due 08/01/04
  4,000,000       4,000,000       8,000,000             Atlas Air, Inc., 9.375%, due 11/15/06

                                               AUTOMOTIVE: 0.81%
         --       4,050,000       4,050,000             Lear Corp., 8.110%, due 05/15/09

                                               BROADCASTING: 0.45%
  5,300,000              --       5,300,000     XX      Brill Media Co., LLC, 12.000%, due 12/15/07


                                               BUILDING MATERIALS: 0.83%
  1,400,000       1,700,000       3,100,000             Dayton Superior Corp., 13.000%, due 06/15/09
         --       1,000,000       1,000,000             Nortek, Inc., 8.875%, due 08/01/08

                                               CABLE: 11.25%
  1,005,000       2,500,000       3,505,000             Adelphia Communications Corp., 10.875%, due 10/01/10
  4,000,000              --       4,000,000             Century Communications Corp., 0.000%, due 01/15/08
         --       2,500,000       2,500,000             Charter Communications Holdings, 8.625%, due 04/01/09
  4,750,000       2,000,000       6,750,000             Charter Communications Holdings, 11.125%, due 01/15/11
  4,500,000              --       4,500,000             Classic Cable, Inc., 9.375%, due 08/01/09
  3,075,000              --       3,075,000             Classic Cable, Inc., 10.500%, due 03/01/10
  4,450,000                       4,450,000             Echostar Communications Corp., 9.250%, due 02/01/06
         --       2,000,000       2,000,000             Echostar DBS Corp., 9.250%, due 02/01/06
         --       2,000,000       2,000,000             Echostar DBS Corp., 9.375%, due 02/01/09
         --       2,000,000       2,000,000     XX      Hyperion Telecommunications, Inc., 12.000%, due 11/01/07
  3,200,000              --       3,200,000             Intermedia Communications, Inc., 9.500%, due 03/01/09
  5,625,000       1,400,000       7,025,000             Northland Cable Television, Inc., 10.250%, due 11/15/07
  5,825,000              --       5,825,000      +      NTL, Inc., 0/9.750%, due 04/01/08
  2,775,000       3,750,000       6,525,000     @@      Star Choice Communications, 13.000%, due 12/15/05
         --       1,000,000       1,000,000     @@      Telewest Communications, 9.875%, due 02/01/10
  5,000,000              --       5,000,000    + @@     Telewest PLC, 0/11.375%, due 02/01/10
  2,340,000              --       2,340,000             United International Holdings, 10.750%, due 02/15/08
  9,100,000              --       9,100,000    + @@     United Pan-Europe Communications NV, 0/13.750%, due 02/01/10

                                               CAPITAL GOODS: 1.58%
  4,230,000       3,035,000       7,265,000             Terex Corp., 8.875%, due 04/01/08
         --       1,000,000       1,000,000      #      Terex Corp., 10.375%, due 04/01/11


                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------
CORPORATE BONDS: 89.12%

AEROSPACE: 0.60%
 #       Sequa Corp., 8.875%, due 04/01/08                                   $           --       $    1,513,125      $   1,513,125
                                                                             --------------       --------------      -------------
 XX      Simula, Inc., 8.000%, due 05/01/04                                       1,500,000                   --          1,500,000
                                                                             --------------       --------------      -------------
                                                                                  1,500,000            1,513,125          3,013,125
                                                                             --------------       --------------      -------------

AIRLINES: 2.05%
         Amtran, Inc., 10.500%, due 08/01/04                                      1,196,250              978,750          2,175,000
         Atlas Air, Inc., 9.375%, due 11/15/06                                    4,040,000            4,040,000          8,080,000
                                                                             --------------       --------------      -------------
                                                                                  5,236,250            5,018,750         10,255,000
                                                                             --------------       --------------      -------------

AUTOMOTIVE: 0.81%
         Lear Corp., 8.110%, due 05/15/09                                                --            4,051,782          4,051,782
                                                                             --------------       --------------      -------------

BROADCASTING: 0.45%
 XX      Brill Media Co., LLC, 12.000%, due 12/15/07                              2,252,500                   --          2,252,500
                                                                             --------------       --------------      -------------

BUILDING MATERIALS: 0.83%
         Dayton Superior Corp., 13.000%, due 06/15/09                             1,449,000            1,759,500          3,208,500
         Nortek, Inc., 8.875%, due 08/01/08                                              --              967,500            967,500
                                                                             --------------       --------------      -------------
                                                                                  1,449,000            2,727,000          4,176,000
                                                                             --------------       --------------      -------------

CABLE: 11.25%
         Adelphia Communications Corp., 10.875%, due 10/01/10                     1,070,325            2,662,500          3,732,825
         Century Communications Corp., 0.000%, due 01/15/08                       1,920,000                   --          1,920,000
         Charter Communications Holdings, 8.625%, due 04/01/09                           --            2,418,750          2,418,750
         Charter Communications Holdings, 11.125%, due 01/15/11                   5,094,375            2,145,000          7,239,375
         Classic Cable, Inc., 9.375%, due 08/01/09                                2,700,000                   --          2,700,000
         Classic Cable, Inc., 10.500%, due 03/01/10                               1,860,375                   --          1,860,375
         Echostar Communications Corp., 9.250%, due 02/01/06                      4,466,688                   --          4,466,688
         Echostar DBS Corp., 9.250%, due 02/01/06                                        --            2,007,500          2,007,500
         Echostar DBS Corp., 9.375%, due 02/01/09                                        --            2,015,000          2,015,000
 XX      Hyperion Telecommunications, Inc., 12.000%, due 11/01/07                        --            1,230,000          1,230,000
         Intermedia Communications, Inc., 9.500%, due 03/01/09                    3,184,000                   --          3,184,000
         Northland Cable Television, Inc., 10.250%, due 11/15/07                  3,965,625              987,000          4,952,625
  +      NTL, Inc., 0/9.750%, due 04/01/08                                        3,363,938                   --          3,363,938
 @@      Star Choice Communications, 13.000%, due 12/15/05                        3,024,750            4,087,500          7,112,250
 @@      Telewest Communications, 9.875%, due 02/01/10                                   --              945,000            945,000
+ @@     Telewest PLC, 0/11.375%, due 02/01/10                                    2,925,000                   --          2,925,000
         United International Holdings, 10.750%, due 02/15/08                     1,134,900                   --          1,134,900
+ @@     United Pan-Europe Communications NV, 0/13.750%, due 02/01/10             3,048,500                   --          3,048,500
                                                                             --------------       --------------      -------------
                                                                                 37,758,476           18,498,250         56,256,726
                                                                             --------------       --------------      -------------

CAPITAL GOODS: 1.58%
         Terex Corp., 8.875%, due 04/01/08                                        3,997,350            2,868,075          6,865,425
  #      Terex Corp., 10.375%, due 04/01/11                                              --            1,015,000          1,015,000
                                                                             --------------       --------------      -------------
                                                                                  3,997,350            3,883,075          7,880,425
                                                                             --------------       --------------      -------------

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
              Principal Amount
-------------------------------------------
                                               CHEMICALS: 2.08%
  1,150,000       2,000,000       3,150,000             Buckeye Cullulose Corp., 9.250%, due 09/15/08
         --       3,000,000       3,000,000             Lyondell Chemical Co., 9.875%, due 05/01/07
  4,975,000              --       4,975,000             Sterling Chemicals, Inc., 11.750%, due 08/15/06
         --       2,000,000       2,000,000             Sterling Chemicals, Inc., 12.375%, due 07/15/06

                                               CONGLOMERATES: 1.15%
  4,500,000       2,900,000       7,400,000             Blount, Inc., 7.000%, due 06/15/05

                                               CONSUMER PRODUCTS: 1.64%
  1,050,000       1,900,000       2,950,000             French Fragrances, Inc., 10.375%, due 05/15/07
  3,250,000       2,000,000       5,250,000             Simmons Co., 10.250%, due 03/15/09

                                               CONTAINERS: 1.08%
  4,290,000       1,160,000       5,450,000             Owens Illinois, Inc., 7.850%, due 05/15/04
  5,000,000              --       5,000,000     ** XX   Russel Stanley Holdings, Inc., 10.875%, due 02/15/09

                                               DIVERSIFIED MEDIA: 0.42%
  8,700,000              --       8,700,000     + XX    DIVA Systems Corp., 0/12.625%, due 03/01/08
  4,750,000              --       4,750,000      XX     Source Media, Inc., 12.000%, due 11/01/04

                                               ELECTRICAL UTILITIES: 5.13%
  1,050,000         900,000       1,950,000             AES Corp., 9.500%, due 06/01/09
  4,530,000       2,675,000       7,205,000             AES Corp., 9.375%, due 09/15/10
  5,670,000       3,225,000       8,895,000             Calpine Corp., 8.625%, due 08/15/10
  3,800,000       1,500,000       5,300,000             CMS Energy Corp., 9.875%, due 10/15/07
         --       1,000,000       1,000,000             TNP Enterprises, Inc., 10.250%, due 04/01/10

                                               ENERGY: 9.69%
  3,200,000       1,360,000       4,560,000             Clark Refining & Marketing , Inc., 8.375%, due 11/15/07
         --         378,000         378,000             Cliffs Drilling Co., 10.250%, due 05/15/03
  2,100,000       1,325,000       3,425,000     # @@    Compagnie Generale de Geophysique, 10.625%, due 11/15/07
  8,110,000       5,575,000      13,685,000             Energy Corp of America, 9.500%, due 05/15/07
  2,815,000       3,055,000       5,870,000             Gulfmark Offshore, Inc., 8.750%, due 06/01/08
  1,848,367              --       1,848,367     # @@    Hurricane Hydrocarbons, 16.000%, due 12/31/01
  7,300,000              --       7,300,000      @@     Northern Offshore ASA, 10.000%, due 05/15/05
  3,275,000       3,425,000       6,700,000             Parker Drilling Co., 9.750%, due 11/15/06
  1,500,000       1,500,000       3,000,000             RBF Finance Co., 11.000%, due 03/15/06
  4,400,000              --       4,400,000             United Refining Co., 10.750%, due 06/15/07
         --       1,000,000       1,000,000             United Rentals, Inc., 9.500%, due 06/01/08
         --       3,100,000       3,100,000             United Roofing Co., 10.750%, due 06/15/07

                                               ENTERTAINMENT: 1.27%
  5,000,000       2,000,000       7,000,000             Hollywood Entertainment Corp., 10.625%, due 08/15/04
  2,100,000              --       2,100,000       +     Ascent Entertainment Group, Inc., 0/11.875%, due 12/15/04

                                               ENVIRONMENTAL: 1.24%
  3,150,000       2,900,000        6,050,000            Allied Waste of North America, 10.000%, due 08/01/09


                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------
CHEMICALS: 2.08%
         Buckeye Cullulose Corp., 9.250%, due 09/15/08                            1,144,250            1,990,000          3,134,250
         Lyondell Chemical Co., 9.875%, due 05/01/07                                     --            3,082,500          3,082,500
         Sterling Chemicals, Inc., 11.750%, due 08/15/06                          2,325,813                    -          2,325,813
         Sterling Chemicals, Inc., 12.375%, due 07/15/06                                 --            1,870,000          1,870,000
                                                                             --------------       --------------      -------------
                                                                                  3,470,063            6,942,500         10,412,563
                                                                             --------------       --------------      -------------
CONGLOMERATES: 1.15%
         Blount, Inc., 7.000%, due 06/15/05                                       3,510,000            2,262,000          5,772,000
                                                                             --------------       --------------      -------------
CONSUMER PRODUCTS: 1.64%
         French Fragrances, Inc., 10.375%, due 05/15/07                           1,047,375            1,895,250          2,942,625
         Simmons Co., 10.250%, due 03/15/09                                       3,250,000            2,000,000          5,250,000
                                                                             --------------       --------------      -------------
                                                                                  4,297,375            3,895,250          8,192,625
                                                                             --------------       --------------      -------------
CONTAINERS: 1.08%
         Owens Illinois, Inc., 7.850%, due 05/15/04                               3,582,150              968,600          4,550,750
 ** XX   Russel Stanley Holdings, Inc., 10.875%, due 02/15/09                       825,000                   --            825,000
                                                                             --------------       --------------      -------------
                                                                                  4,407,150              968,600          5,375,750
                                                                             --------------       --------------      -------------
DIVERSIFIED MEDIA: 0.42%
 + XX    DIVA Systems Corp., 0/12.625%, due 03/01/08                              1,899,210                   --          1,899,210
  XX     Source Media, Inc., 12.000%, due 11/01/04                                  225,625                   --            225,625
                                                                             --------------       --------------      -------------
                                                                                  2,124,835                   --          2,124,835
                                                                             --------------       --------------      -------------
ELECTRICAL UTILITIES: 5.13%
         AES Corp., 9.500%, due 06/01/09                                          1,113,000              954,000          2,067,000
         AES Corp., 9.375%, due 09/15/10                                          4,779,150            2,822,125          7,601,275
         Calpine Corp., 8.625%, due 08/15/10                                      5,874,902            3,341,545          9,216,447
         CMS Energy Corp., 9.875%, due 10/15/07                                   4,070,343            1,606,715          5,677,058
         TNP Enterprises, Inc., 10.250%, due 04/01/10                                    --            1,085,000          1,085,000
                                                                             --------------       --------------      -------------
                                                                                 15,837,395            9,809,385         25,646,780
                                                                             --------------       --------------      -------------
ENERGY: 9.69%
         Clark Refining & Marketing , Inc., 8.375%, due 11/15/07                  2,480,000            1,054,000          3,534,000
         Cliffs Drilling Co., 10.250%, due 05/15/03                                      --              390,758            390,758
 # @@    Compagnie Generale de Geophysique, 10.625%, due 11/15/07                 2,241,750            1,414,437          3,656,187
         Energy Corp of America, 9.500%, due 05/15/07                             6,711,025            4,613,312         11,324,337
         Gulfmark Offshore, Inc., 8.750%, due 06/01/08                            2,836,113            3,077,912          5,914,025
 # @@    Hurricane Hydrocarbons, 16.000%, due 12/31/01                            1,799,847                   --          1,799,847
  @@     Northern Offshore ASA, 10.000%, due 05/15/05                             5,219,500                   --          5,219,500
         Parker Drilling Co., 9.750%, due 11/15/06                                3,389,625            3,544,875          6,934,500
         RBF Finance Co., 11.000%, due 03/15/06                                   1,866,253            1,865,625          3,731,878
         United Refining Co., 10.750%, due 06/15/07                               2,931,500                   --          2,931,500
         United Rentals, Inc., 9.500%, due 06/01/08                                      --              915,000            915,000
         United Roofing Co., 10.750%, due 06/15/07                                       --            2,065,375          2,065,375
                                                                             --------------       --------------      -------------
                                                                                 29,475,613           18,941,294         48,416,907
                                                                             --------------       --------------      -------------
ENTERTAINMENT: 1.27%
         Hollywood Entertainment Corp., 10.625%, due 08/15/04                     3,225,000            1,290,000          4,515,000
   +     Ascent Entertainment Group, Inc., 0/11.875%, due 12/15/04                1,827,000                   --          1,827,000
                                                                             --------------       --------------      -------------
                                                                                  5,052,000            1,290,000          6,342,000
                                                                             --------------       --------------      -------------
ENVIRONMENTAL: 1.24%
         Allied Waste of North America, 10.000%, due 08/01/09                     3,228,750            2,972,500          6,201,250
                                                                             --------------       --------------      -------------

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
              Principal Amount
-------------------------------------------
                                               FINANCE: 3.64%
  5,130,000       1,500,000       6,630,000             NEFF Corp., 10.250%, due 06/01/08
  3,000,000       1,500,000       4,500,000             NEFF Corp., 10.250%, due 06/01/08
  2,000,000       3,000,000       5,000,000             Penhall International Corp., 12.000%, due 08/01/06
    550,000         325,000         875,000             United Rentals, Inc., 8.800%, due 08/15/08
  1,450,000       1,400,000       2,850,000             United Rentals, Inc., 9.250%, due 01/15/09
  3,600,000       2,025,000       5,625,000             United Rentals, Inc., 9.000%, due 04/01/09
    500,000              --         500,000     # XX    Westways Funding II LTD, 22.125%, due 01/29/03

                                               FOOD/BEVERAGE: 1.35%
  1,925,000       1,775,000       3,700,000             Packaged Ice, Inc., 9.750%, due 02/01/05
  3,850,000              --       3,850,000             Standard Commercial Corp., 8.875%, due 08/01/05

                                               GAMING: 6.77%
    750,000       1,750,000       2,500,000             Anchor Gaming, 9.875%, due 10/15/08
  4,000,000       1,000,000       5,000,000             Hollywood Casino Shreveport, 13.000%, due 08/01/06
         --       1,000,000       1,000,000             International Game Technology, 8.375%, due 05/15/09
  5,500,000       3,250,000       8,750,000             Park Place Entertainment Corp., 8.875%, due 09/15/08
    975,000       1,000,000       1,975,000             Station Casinos, Inc., 9.750%, due 04/15/07
  4,450,000       1,675,000       6,125,000             Station Casinos, Inc., 9.875%, due 07/01/10
  4,000,000       1,500,000       5,500,000             Trump Atlantic City Associates, Inc., 11.250%, due 05/01/06
  2,000,000       1,600,000       3,600,000             Venetian Casino Resort LLC, 14.250%, due 11/15/05

                                               HEALTH CARE: 1.33%
  2,575,000       2,100,000       4,675,000             Columbia/HCA Healthcare Corp., 7.250%, due 05/20/08
         --       2,000,000       2,000,000             Tenet Healthcare Corp., 8.125%, due 12/01/08

                                               HOMEBUILDERS/REAL ESTATE: 1.75%
         --       3,000,000       3,000,000             DR Horton, Inc., 8.375%, due 06/15/04
  1,725,000       1,125,000       2,850,000             Lennar Corp., 7.625%, due 03/01/09
  1,275,000       1,500,000       2,775,000             Lennar Corp., 9.950%, due 05/01/10

                                               HOTELS: 1.43%
         --         900,000         900,000             HMH Properties, Inc., 7.875%, due 08/01/08
         --       2,900,000       2,900,000      #      Meristar Hospitality Corp., 9.125%, due 01/15/11
  2,000,000       1,250,000       3,250,000             Prime Hospitality Corp., 9.750%, due 04/01/07

                                               PAPER: 1.36%
  6,575,000       2,175,000       8,750,000      @@     Doman Industries Ltd., 8.750%, due 03/15/04
         --         900,000         900,000      #      Stone Container Corp., 9.750%, due 02/01/11
         --         900,000         900,000     # @@    Tembec Industries, Inc., 8.500%, due 02/01/11

                                               PUBLISHING: 1.23%
  4,925,000       2,250,000       7,175,000             Mail-Well Corp., 8.750%, due 12/15/08

                                               RAIL TRANSPORT: 0.98%
  2,750,000       2,000,000         4,750,000     #     Kansas City Southern Railway Co., 9.500%, due 10/01/08

                                               SPECIALTY RETAIL: 2.22%
  1,600,000              --       1,600,000             Amazon.Com, Inc., 10.000%, due 05/01/08
  1,000,000       2,000,000       3,000,000             Big 5 Corp., 10.875%, due 11/15/07
  2,400,000       1,875,000       4,275,000             JoAnn Stores, Inc., 10.375%, due 05/01/07
    950,000       1,000,000       1,950,000             Musicland Group, Inc., 9.875%, due 03/15/08
         --       3,088,000       3,088,000      XX     Tuesday Morning Corp., 11.000%, due 12/15/07

                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------
FINANCE: 3.64%
         NEFF Corp., 10.250%, due 06/01/08                                        2,180,250              637,500          2,817,750
         NEFF Corp., 10.250%, due 06/01/08                                        1,275,000              637,500          1,912,500
         Penhall International Corp., 12.000%, due 08/01/06                       1,980,000            2,970,000          4,950,000
         United Rentals, Inc., 8.800%, due 08/15/08                                 486,750              287,625            774,375
         United Rentals, Inc., 9.250%, due 01/15/09                               1,312,250            1,267,000          2,579,250
         United Rentals, Inc., 9.000%, due 04/01/09                               3,222,000            1,812,375          5,034,375
 # XX    Westways Funding II LTD, 22.125%, due 01/29/03                             150,000                   --            150,000
                                                                             --------------       --------------      -------------
                                                                                 10,606,250            7,612,000         18,218,250
                                                                             --------------       --------------      -------------
FOOD/BEVERAGE: 1.35%
         Packaged Ice, Inc., 9.750%, due 02/01/05                                 1,674,750            1,544,250          3,219,000
         Standard Commercial Corp., 8.875%, due 08/01/05                          3,522,750                   --          3,522,750
                                                                             --------------       --------------      -------------
                                                                                  5,197,500            1,544,250          6,741,750
                                                                             --------------       --------------      -------------
GAMING: 6.77%
         Anchor Gaming, 9.875%, due 10/15/08                                        800,625            1,868,125          2,668,750
         Hollywood Casino Shreveport, 13.000%, due 08/01/06                       4,300,000            1,075,000          5,375,000
         International Game Technology, 8.375%, due 05/15/09                              -            1,030,000          1,030,000
         Park Place Entertainment Corp., 8.875%, due 09/15/08                     5,623,750            3,323,125          8,946,875
         Station Casinos, Inc., 9.750%, due 04/15/07                              1,004,250            1,030,000          2,034,250
         Station Casinos, Inc., 9.875%, due 07/01/10                              4,650,250            1,750,375          6,400,625
         Trump Atlantic City Associates, Inc., 11.250%, due 05/01/06              2,660,000              997,500          3,657,500
         Venetian Casino Resort LLC, 14.250%, due 11/15/05                        2,060,000            1,648,000          3,708,000
                                                                             --------------       --------------      -------------
                                                                                 21,098,875           12,722,125         33,821,000
                                                                             --------------       --------------      -------------
HEALTH CARE: 1.33%
         Columbia/HCA Healthcare Corp., 7.250%, due 05/20/08                      2,525,166            2,059,359          4,584,525
         Tenet Healthcare Corp., 8.125%, due 12/01/08                                    --            2,065,000          2,065,000
                                                                             --------------       --------------      -------------
                                                                                  2,525,166            4,124,359          6,649,525
                                                                             --------------       --------------      -------------
HOMEBUILDERS/REAL ESTATE: 1.75%
         DR Horton, Inc., 8.375%, due 06/15/04                                           --            3,015,000          3,015,000
         Lennar Corp., 7.625%, due 03/01/09                                       1,664,870            1,085,785          2,750,655
         Lennar Corp., 9.950%, due 05/01/10                                       1,377,000            1,620,000          2,997,000
                                                                             --------------       --------------      -------------
                                                                                  3,041,870            5,720,785          8,762,655
                                                                             --------------       --------------      -------------
HOTELS: 1.43%
         HMH Properties, Inc., 7.875%, due 08/01/08                                      --              859,500            859,500
  #      Meristar Hospitality Corp., 9.125%, due 01/15/11                                --            2,972,500          2,972,500
         Prime Hospitality Corp., 9.750%, due 04/01/07                            2,030,000            1,268,750          3,298,750
                                                                             --------------       --------------      -------------
                                                                                  2,030,000            5,100,750          7,130,750
                                                                             --------------       --------------      -------------
PAPER: 1.36%
  @@     Doman Industries Ltd., 8.750%, due 03/15/04                              3,714,875            1,228,875          4,943,750
  #      Stone Container Corp., 9.750%, due 02/01/11                                     --              922,500            922,500
 # @@    Tembec Industries, Inc., 8.500%, due 02/01/11                                   --              927,000            927,000
                                                                             --------------       --------------      -------------
                                                                                  3,714,875            3,078,375          6,793,250
                                                                             --------------       --------------      -------------
PUBLISHING: 1.23%
         Mail-Well Corp., 8.750%, due 12/15/08                                    4,210,875            1,923,750          6,134,625
                                                                             --------------       --------------      -------------

RAIL TRANSPORT: 0.98%
   #     Kansas City Southern Railway Co., 9.500%, due 10/01/08                   2,846,250            2,070,000          4,916,250
                                                                             --------------       --------------      -------------
SPECIALTY RETAIL: 2.22%
         Amazon.Com, Inc., 10.000%, due 05/01/08                                    936,000                   --            936,000
         Big 5 Corp., 10.875%, due 11/15/07                                         925,000            1,850,000          2,775,000
         JoAnn Stores, Inc., 10.375%, due 05/01/07                                1,548,000            1,209,375          2,757,375
         Musicland Group, Inc., 9.875%, due 03/15/08                                997,500            1,050,000          2,047,500
  XX     Tuesday Morning Corp., 11.000%, due 12/15/07                                    --            2,563,040          2,563,040
                                                                             --------------       --------------      -------------
                                                                                  4,406,500            6,672,415         11,078,915
                                                                             --------------       --------------      -------------

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
              Principal Amount
-------------------------------------------
                                               STEEL: 2.23%
    715,000       3,205,000       3,920,000             AK Steel Corp., 9.125%, due 12/15/06
  1,925,000         875,000       2,800,000             AK Steel Corp., 7.875%, due 02/15/09
    550,000         325,000         875,000             Armco, Inc., 9.000%, due 09/15/07
  2,350,000       2,950,000       5,300,000             Metals USA, Inc., 8.625%, due 02/15/08

                                               SUPERMARKETS: 0.41%
    890,000         720,000       1,610,000       #     Fleming Companies, Inc., 10.125%, due 04/01/08
  4,250,000              --       4,250,000      XX     Richmont Marketing Specialists, 10.125%, due 12/15/07

                                               TECHNOLOGY: 2.96%
         --       2,500,000       2,500,000      #      Amkor Technology, Inc., 9.250%, due 02/15/08
         --         500,000         500,000             Amkor Technology, Inc., 10.500%, due 05/01/09
         --       1,975,000       1,975,000             Fairchild Semiconductor Corp., 10.125%, due 03/15/07
         --         700,000         700,000      #      Fairchild Semiconductor Corp., 10.500%, due 02/01/09
         --       1,050,000       1,050,000      @@     Filtronic PLC, 10.000%, due 12/01/05
         --       2,795,000       2,795,000      @@     Flextronics International Ltd., 8.750%, due 10/15/07
  3,400,000              --       3,400,000             Natural Microsystems Corp., 5.000%, due 10/15/05
  7,750,000       4,675,000      12,425,000             Zilog, Inc., 9.500%, due 03/01/05

                                               TELECOMMUNICATIONS: 19.41%
    700,000              --         700,000      @@     Call Net Enterprises, Inc., 8.000%, due 08/15/08
 14,500,000              --      14,500,000     + @@    Call Net Enterprises, Inc., 0/8.940%, due 08/15/08
         --       5,000,000       5,000,000      @@     Call Net Enterprises, Inc., 9.375%, due 05/15/09
  7,500,000              --       7,500,000       #     Colo Com, 13.875%, due 03/15/10
         --       2,350,000       2,350,000             Crown Castle International Corp., 9.500%, due 08/01/11
         --       2,000,000       2,000,000             Exodus Communications, Inc., 11.250%, due 07/01/08
  1,750,000       4,000,000       5,750,000             Flag Telecommunications Holdings LTD, 11.625%, due 03/30/10
         --       3,000,000       3,000,000             Global Crossing Holdings Ltd., 9.625%, due 05/15/08
  3,350,000       1,000,000       4,350,000             Global Crossing Holdings LTD, 9.500%, due 11/15/09
  5,780,000       1,925,000       7,705,000             Globix Corp, 12.500%, due 02/01/10
  3,600,000              --       3,600,000     + **    ICG Services, Inc., 0/10.000%, due 02/15/08
         --       4,100,000       4,100,000             Intermedia Communications, Inc., 9.500%, due 03/01/09
    900,000              --         900,000             ITC DeltaCom Inc., 8.875%, due 03/01/08
  1,000,000       2,000,000       3,000,000             ITC DeltaCom Inc., 9.750%, due 11/15/08
         --       4,350,000       4,350,000             Level 3 Communications, Inc., 9.125%, due 05/01/08
  8,000,000              --       8,000,000       +     Level 3 Communications, Inc., 0/12.875%, due 03/15/10
  6,200,000       4,000,000      10,200,000             Madison River Capital LLC, 13.250%, due 03/01/10
  1,675,000       2,100,000       3,775,000             Mcleodusa, Inc., 11.375%, due 01/01/09
  3,000,000       4,000,000       7,000,000             Metromedia Fiber Network, Inc., 10.000%, due 11/15/08
  1,900,000              --       1,900,000             Metromedia Fiber Network, Inc., 10.000%, due 12/15/09
 10,195,500              --      10,195,500      XX     Metromedia International Group, Inc., 10.500%, due 09/30/07
 10,100,000       2,000,000      12,100,000             MGC Communications, Inc., 13.000%, due 04/01/10
  5,500,000              --       5,500,000       +     Nextel Communications, Inc., 0/9.950%, due 02/15/08
         --       2,850,000       2,850,000             Nextel Communications, 9.375%, due 11/15/09
         --       4,500,000       4,500,000             Nextlink Communications, 10.750%, due 11/15/08
  8,000,000              --       8,000,000       +     Nextlink Communications, Inc., 0/12.250% due 06/01/09
  7,900,000       2,790,000      10,690,000      XX     Northeast Optic, 12.750%, due 08/15/08
  9,000,000              --       9,000,000     @@ **   Poland Telecommunications Finance BV, 14.000%, due 12/01/07
 10,500,000       5,250,000      15,750,000             Rhythms Netconnections, Inc., 12.750%, due 04/15/09
  1,300,000              --       1,300,000             Rhythms Netconnections, Inc., 14.000%, due 02/15/10
  8,500,000              --       8,500,000     # **    SA Telecommunications, Inc., 10.000%, due 08/15/06
  3,800,000              --       3,800,000     # **    SA Telecommunications, Inc., 10.000%, due 08/15/06
  5,000,000              --       5,000,000     # **    SA Telecommunications, Inc.,10.000%, due 08/15/06
  8,267,451              --       8,267,451     ** X    US Interactive, 12.000%, due 04/17/05
  5,225,000              --       5,225,000       +     US Unwired, Inc., 0/13.375%, due 11/01/09
  5,500,000              --       5,500,000      @@     Versatel Telecommunications International, 11.875%, due 07/15/09
 17,500,000              --      17,500,000     + &&    Viatel, Inc., 0/12.400%, due 04/15/08
  2,000,000       2,275,000       4,275,000             Williams Communications Group, 10.875%, due 10/01/09
         --       1,900,000       1,900,000             Winstar Communication, Inc., 12.500%, due 04/15/08
  6,250,000              --       6,250,000      &&     Winstar Communications, Inc., 12.750%, due 04/15/10


                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------
STEEL: 2.23%
         AK Steel Corp., 9.125%, due 12/15/06                                       715,000            3,205,000          3,920,000
         AK Steel Corp., 7.875%, due 02/15/09                                     1,799,875              818,125          2,618,000
         Armco, Inc., 9.000%, due 09/15/07                                          514,250              303,875            818,125
         Metals USA, Inc., 8.625%, due 02/15/08                                   1,680,250            2,109,250          3,789,500
                                                                             --------------       --------------      -------------
                                                                                  4,709,375            6,436,250         11,145,625
                                                                             --------------       --------------      -------------
SUPERMARKETS: 0.41%
   #     Fleming Companies, Inc., 10.125%, due 04/01/08                             921,150              745,200          1,666,350
  XX     Richmont Marketing Specialists, 10.125%, due 12/15/07                      361,250                   --            361,250
                                                                             --------------       --------------      -------------
                                                                                  1,282,400              745,200          2,027,600
                                                                             --------------       --------------      -------------
TECHNOLOGY: 2.96%
  #      Amkor Technology, Inc., 9.250%, due 02/15/08                                    --            2,387,500          2,387,500
         Amkor Technology, Inc., 10.500%, due 05/01/09                                   --              482,500            482,500
         Fairchild Semiconductor Corp., 10.125%, due 03/15/07                            --            1,866,375          1,866,375
  #      Fairchild Semiconductor Corp., 10.500%, due 02/01/09                            --              675,500            675,500
  @@     Filtronic PLC, 10.000%, due 12/01/05                                            --              813,750            813,750
  @@     Flextronics International Ltd., 8.750%, due 10/15/07                            --            2,655,250          2,655,250
         Natural Microsystems Corp., 5.000%, due 10/15/05                         1,887,000                   --          1,887,000
         Zilog, Inc., 9.500%, due 03/01/05                                        2,518,750            1,519,375          4,038,125
                                                                             --------------       --------------      -------------
                                                                                  4,405,750           10,400,250         14,806,000
                                                                             --------------       --------------      -------------
TELECOMMUNICATIONS: 19.41%
  @@     Call Net Enterprises, Inc., 8.000%, due 08/15/08                           216,125                   --            216,125
 + @@    Call Net Enterprises, Inc., 0/8.940%, due 08/15/08                       2,537,500                   --          2,537,500
  @@     Call Net Enterprises, Inc., 9.375%, due 05/15/09                                --            1,375,000          1,375,000
   #     Colo Com, 13.875%, due 03/15/10                                          1,312,500                   --          1,312,500
         Crown Castle International Corp., 9.500%, due 08/01/11                          --            2,344,125          2,344,125
         Exodus Communications, Inc., 11.250%, due 07/01/08                              --            1,610,000          1,610,000
         Flag Telecommunications Holdings LTD, 11.625%, due 03/30/10              1,338,750            3,060,000          4,398,750
         Global Crossing Holdings Ltd., 9.625%, due 05/15/08                             --            2,842,500          2,842,500
         Global Crossing Holdings LTD, 9.500%, due 11/15/09                       3,157,375              942,500          4,099,875
         Globix Corp, 12.500%, due 02/01/10                                       1,705,100              567,875          2,272,975
 + **    ICG Services, Inc., 0/10.000%, due 02/15/08                                216,000                   --            216,000
         Intermedia Communications, Inc., 9.500%, due 03/01/09                           --            4,079,500          4,079,500
         ITC DeltaCom Inc., 8.875%, due 03/01/08                                    706,500                   --            706,500
         ITC DeltaCom Inc., 9.750%, due 11/15/08                                    805,000            1,610,000          2,415,000
         Level 3 Communications, Inc., 9.125%, due 05/01/08                              --            3,110,250          3,110,250
   +     Level 3 Communications, Inc., 0/12.875%, due 03/15/10                    3,080,000                   --          3,080,000
         Madison River Capital LLC, 13.250%, due 03/01/10                         4,495,000            2,900,000          7,395,000
         Mcleodusa, Inc., 11.375%, due 01/01/09                                   1,649,875            2,068,500          3,718,375
         Metromedia Fiber Network, Inc., 10.000%, due 11/15/08                    2,505,000            3,340,000          5,845,000
         Metromedia Fiber Network, Inc., 10.000%, due 12/15/09                    1,586,500                   --          1,586,500
  XX     Metromedia International Group, Inc., 10.500%, due 09/30/07              2,293,987                   --          2,293,987
         MGC Communications, Inc., 13.000%, due 04/01/10                          3,989,500              790,000          4,779,500
   +     Nextel Communications, Inc., 0/9.950%, due 02/15/08                      3,753,750                   --          3,753,750
         Nextel Communications, 9.375%, due 11/15/09                                     --            2,429,625          2,429,625
         Nextlink Communications, 10.750%, due 11/15/08                                  --            2,677,500          2,677,500
   +     Nextlink Communications, Inc., 0/12.250% due 06/01/09                    2,840,000                   --          2,840,000
  XX     Northeast Optic, 12.750%, due 08/15/08                                   3,120,500            1,102,050          4,222,550
 @@ **   Poland Telecommunications Finance BV, 14.000%, due 12/01/07                135,000                   --            135,000
         Rhythms Netconnections, Inc., 12.750%, due 04/15/09                      1,365,000              682,500          2,047,500
         Rhythms Netconnections, Inc., 14.000%, due 02/15/10                        136,500                   --            136,500
 # **    SA Telecommunications, Inc., 10.000%, due 08/15/06                              --                   --                  -
 # **    SA Telecommunications, Inc., 10.000%, due 08/15/06                              --                   --                  -
 # **    SA Telecommunications, Inc.,10.000%, due 08/15/06                               --                   --                  -
 ** X    US Interactive, 12.000%, due 04/17/05                                    2,800,764                   --          2,800,764
   +     US Unwired, Inc., 0/13.375%, due 11/01/09                                2,664,750                   --          2,664,750
  @@     Versatel Telecommunications International, 11.875%, due 07/15/09         3,272,500                   --          3,272,500
 + &&    Viatel, Inc., 0/12.400%, due 04/15/08                                    2,493,750                   --          2,493,750
         Williams Communications Group, 10.875%, due 10/01/09                     1,470,000            1,672,125          3,142,125
         Winstar Communication, Inc., 12.500%, due 04/15/08                              --              503,500            503,500
  &&     Winstar Communications, Inc., 12.750%, due 04/15/10                      1,656,250                   --          1,656,250
                                                                             --------------       --------------      -------------
                                                                                 57,303,476           39,707,550         97,011,026
                                                                             --------------       --------------      -------------

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
              Principal Amount
-------------------------------------------
                                               TEXTILES: 0.18%
         --         900,000         900,000             Norton McNaughton, Inc., 12.500%, due 06/01/05

                                               TRANSPORTATION EX AIR/RAIL: 0.60%
  2,000,000       1,000,000       3,000,000             Travelcenters America, Inc., 12.750%, due 05/01/09

                                               TOTAL CORPORATE BONDS
                                                  (COST: $348,965,181, $208,986,150, $557,951,331)

                   SHARES                      COMMON STOCK: 0.33%
-------------------------------------------

      2,350              --           2,350    CONGLOMERATES: 0.02%
                                                 @ X    Jordan Telecommunications

    866,408              --         866,408    ENERGY: 0.09%
                                                  @     Orion Refining Corp.

    250,000              --         250,000    HEALTHCARE: 0.11%
                                                  @     Trinity Biotech PLC ADR

      1,219              --           1,219    RESTARAUNTS: 0.00%
                                                  @     International Fast Food Corp.

     61,806              --          61,806    TELECOMMUNICATIONS: 0.10%
     89,000              --          89,000       @     Adelphia Business Solutions
    483,445              --         483,445     @ XX    Completel Europe NV
                                                  @     International Wireless Communications

      2,000              --           2,000    TRANSPORTATION EXCLUDING AIR/RAIL: 0.01%
                                                  @     CHC Helicopter Corp.

                                               TOTAL COMMON STOCK
                                                 (COST $57,021,117, $0, $57,021,117)

                                               PREFERRED STOCK: 2.66%
    100,000              --         100,000    CONSUMER PRODUCTS: 0.01%
                                                 XX     Commemorative Brands, Inc.

    953,239              --         953,239    FOOD/BEVERAGE: 0.95%
                                                 XX     North Atlantic Trading, Inc.

    144,883              --         144,883    RESTARAUNTS: 0.00%
                                                 @ X    International Fastfood Corp.


                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------
TEXTILES: 0.18%
         Norton McNaughton, Inc., 12.500%, due 06/01/05                                  --              877,500            877,500
                                                                             --------------       --------------      -------------
TRANSPORTATION EX AIR/RAIL: 0.60%
         Travelcenters America, Inc., 12.750%, due 05/01/09                       1,990,000              995,000          2,985,000
                                                                             --------------       --------------      -------------
     TOTAL CORPORATE BONDS
       (COST: $348,965,181, $208,986,150, $557,951,331)                         252,965,919          192,504,070        445,469,989



COMMON STOCK: 0.33%
CONGLOMERATES: 0.02%
  @ X    Jordan Telecommunications                                                  122,200                   --            122,200
                                                                             --------------       --------------      -------------
ENERGY: 0.09%
   @     Orion Refining Corp.                                                       451,840                   --            451,840
                                                                             --------------       --------------      -------------
HEALTHCARE: 0.11%
   @     Trinity Biotech PLC ADR                                                    562,500                   --            562,500
                                                                             --------------       --------------      -------------
RESTARAUNTS: 0.00%
   @     International Fast Food Corp.                                                5,179                   --              5,179
                                                                             --------------       --------------      -------------
TELECOMMUNICATIONS: 0.10%
   @     Adelphia Business Solutions                                                293,579                   --            293,579
 @ XX    Completel Europe NV                                                        208,260                   --            208,260
   @     International Wireless Communications                                        4,834                   --              4,834
                                                                             --------------       --------------      -------------
                                                                                    506,673                   --            506,673
                                                                             --------------       --------------      -------------
TRANSPORTATION EXCLUDING AIR/RAIL: 0.01%
   @     CHC Helicopter Corp.                                                        17,750                   --             17,750
                                                                             --------------       --------------      -------------
TOTAL COMMON STOCK
  (COST $57,021,117, $0, $57,021,117)                                             1,666,142                   --          1,666,142
                                                                             --------------       --------------      -------------


PREFERRED STOCK: 2.66%
CONSUMER PRODUCTS: 0.01%
  XX     Commemorative Brands, Inc.                                                  50,000                   --             50,000
                                                                             --------------       --------------      -------------
FOOD/BEVERAGE: 0.95%
  XX     North Atlantic Trading, Inc.                                             4,766,194                   --          4,766,194
                                                                             --------------       --------------      -------------
RESTARAUNTS: 0.00%
  @ X    International Fastfood Corp.                                                    --                   --                 --
                                                                             --------------       --------------      -------------

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
              Principal Amount
-------------------------------------------
     10,000              --          10,000    STEEL: 0.08%
        456              --             456      @@     International Utility Structures, Inc.
                                                @@ #    International Utility Structures, Inc.

     94,526              --          94,526    TELECOMMUNICATIONS: 1.62%
     16,500              --          16,500      XX     Adelphia Business Solutions
     25,770              --          25,770      @@     Global Crossing Ltd.
                                                        XO Communications, Inc.

                                               TOTAL PREFERRED STOCK
                                                 (COST $59,848,741, $0, $59,848,741)

                                               WARRANTS: 0.17%
              NUMBER OF WARRANTS
-------------------------------------------

                                               BUILDING MATERIALS: 0.00%
          -           3,100           3,100    @ # XX   Dayton Superior Corp., Exp. 06/15/09

                                               CONVENIENCE STORES: 0.00%
     28,631              --          28,631       @     Dairy Mart Convenience Stores, Exp. 12/01/01

                                               DIVERSIFIED MEDIA: 0.01%
     26,100              --          26,100     @ XX    Diva Sysytems Corp., Exp. 03/01/08

                                               ENERGY: 0.00%
  1,500,000              --       1,500,000       @     Mexico (UTD MEX ST), Exp. 06/30/03

                                               FINANCE: 0.00%
      5,000              --           5,000     @ XX    Olympic Financial LTD, Exp. 03/15/07

                                               FOOD/BEVERAGE: 0.09%
      6,100              --           6,100     @ XX    North Atlantic Trading, Inc., Exp. 06/15/07
     21,705              --          21,705       @     Packaged Ice, Inc., Exp. 04/15/04

                                               SERVICES: 0.00%
     92,950              --          92,950     @ XX    Comforce Corp., Exp. 12/01/09

                                               SPECIALTY RETAIL: 0.00%
        100              --             100       @     Electronic Retailing Systems International,
                                                        Exp. 02/01/04

                                               STEEL: 0.00%
     12,500              --          12,500       @     Sheffield Steel Corp., Exp. 11/01/01

                                               TELECOMMUNICATIONS: 0.06%
     10,000              --          10,000       @     CellNet Data Systems, Inc., Exp. 09/15/07
      7,500              --           7,500       @     Colo Com, Exp. 03/15/10
    177,000              --         177,000       @     Geotek Communications, Inc., Exp. 06/20/01
      6,600              --           6,600       @     ICG Communications, Inc., Exp. 09/15/05
      9,500              --           9,500       @     McCaw International LTD, Exp. 04/15/07
      7,000              --           7,000     @ XX    Poland Telekom, Exp. 06/01/06
      7,000              --           7,000     @ XX    Poland Telekom, Exp. 03/31/03
      9,000              --           9,000       @     Poland Telecommunications Finance BV, Exp. 12/01/07
      9,300              --           9,300       @     UNIFI Commmunications Exp., 12/31/03
      3,833              --           3,833     @ **    US Interactive, Exp. 03/31/05

                                               TRANSPORTATION EX AIR/RAIL: 0.01%
         --           3,000           3,000      @ #    Travelcenters America, Inc. Exp 11/14/01
      6,000              --           6,000       @     Travelcenters America, Inc. Exp 03/14/10


                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------
STEEL: 0.08%
  @@     International Utility Structures, Inc.                                     402,500                   --            402,500
 @@ #    International Utility Structures, Inc.                                      18,353                   --             18,353
                                                                             --------------       --------------      -------------
                                                                                    420,853                   --            420,853
                                                                             --------------       --------------      -------------
TELECOMMUNICATIONS: 1.62%
  XX     Adelphia Business Solutions                                              4,679,056                   --          4,679,056
  @@     Global Crossing Ltd.                                                     2,598,750                   --          2,598,750
         XO Communications, Inc.                                                    805,312                   --            805,312
                                                                             --------------       --------------      -------------
                                                                                  8,083,118                   --          8,083,118
                                                                             --------------       --------------      -------------
TOTAL PREFERRED STOCK
  (COST $59,848,741, $0, $59,848,741)                                            13,320,165                   --         13,320,165
                                                                             --------------       --------------      -------------

WARRANTS: 0.17%
BUILDING MATERIALS: 0.00%
@ # XX   Dayton Superior Corp., Exp. 06/15/09                                            --                   31                 31
                                                                             --------------       --------------      -------------
CONVENIENCE STORES: 0.00%
   @     Dairy Mart Convenience Stores, Exp. 12/01/01                                17,179                   --             17,179
                                                                             --------------       --------------      -------------
DIVERSIFIED MEDIA: 0.01%
 @ XX    Diva Sysytems Corp., Exp. 03/01/08                                          52,200                   --             52,200
                                                                             --------------       --------------      -------------
ENERGY: 0.00%
   @     Mexico (UTD MEX ST), Exp. 06/30/03                                              --                   --                 --
                                                                             --------------       --------------      -------------
FINANCE: 0.00%
 @ XX    Olympic Financial LTD, Exp. 03/15/07                                            50                   --                 50
                                                                             --------------       --------------      -------------
FOOD/BEVERAGE: 0.09%
 @ XX    North Atlantic Trading, Inc., Exp. 06/15/07                                     61                   --                 61
   @     Packaged Ice, Inc., Exp. 04/15/04                                          455,805                   --            455,805
                                                                             --------------       --------------      -------------
                                                                                    455,866                   --            455,866
                                                                             --------------       --------------      -------------
SERVICES: 0.00%
 @ XX    Comforce Corp., Exp. 12/01/09                                                  930                   --                930
                                                                             --------------       --------------      -------------
SPECIALTY RETAIL: 0.00%
   @     Electronic Retailing Systems International, Exp. 02/01/04                      100                   --                 100
                                                                             --------------       --------------      -------------
STEEL: 0.00%
   @     Sheffield Steel Corp., Exp. 11/01/01                                            --                   --                  -
                                                                             --------------       --------------      -------------
TELECOMMUNICATIONS: 0.06%
   @     CellNet Data Systems, Inc., Exp. 09/15/07                                    5,000                   --              5,000
   @     Colo Com, Exp. 03/15/10                                                         75                   --                 75
   @     Geotek Communications, Inc., Exp. 06/20/01                                   1,770                   --              1,770
   @     ICG Communications, Inc., Exp. 09/15/05                                        827                   --                827
   @     McCaw International LTD, Exp. 04/15/07                                     267,187                   --            267,187
 @ XX    Poland Telekom, Exp. 06/01/06                                                   70                   --                 70
 @ XX    Poland Telekom, Exp. 03/31/03                                                   70                   --                 70
   @     Poland Telecommunications Finance BV, Exp. 12/01/07                          1,125                   --              1,125
   @     UNIFI Commmunications Exp., 12/31/03                                            93                   --                 93
 @ **    US Interactive, Exp. 03/31/05                                                   --                   --                 --
                                                                             --------------       --------------      -------------
                                                                                    276,217                   --            276,217
                                                                             --------------       --------------      -------------
TRANSPORTATION EX AIR/RAIL: 0.01%
  @ #    Travelcenters America, Inc. Exp 11/14/01                                        --                3,000              3,000
   @     Travelcenters America, Inc. Exp 03/14/10                                    63,000                   --             63,000
                                                                             --------------       --------------      -------------

                 See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (UNAUDITED)
 As of March 31, 2001

   PILGRIM       PILGRIM
High Yield II   High Yield       Pro Forma
-------------------------------------------
                                               TOTAL WARRANTS
                                                 (COST: $1,479,991, $34,739, $1,514,730)

                                               TOTAL LONG-TERM INVESTMENTS
                                                 (COST: $467,315,030, $209,020,889, $676,335,919)



                                               SHORT-TERM INVESTMENTS: 4.98%
              PRINCIPAL AMOUNT
-------------------------------------------
                                               REPURCHASE AGREEMENT: 4.98%
$10,291,000     $14,585,000     $24,876,000    State Street Repurchase Agreement, 5.180% due 04/02/01

                                               TOTAL SHORT TERM INVESTMENTS
                                                 (COST: $10,291,000, $14,585,000, $24,876,000)

                                               TOTAL INVESTMENTS IN SECURITIES
                                                 (COST: $477,606,030, $223,605,889, $701,211,919)*
                                               OTHER ASSETS AND LIABILITIES-NET

                                               NET ASSETS


                                                                               PILGRIM                PILGRIM
                                                                             HIGH YIELD II          HIGH YIELD          PRO FORMA
                                                                             --------------       --------------      -------------
                                                                                                      VALUE
                                                                             ------------------------------------------------------

TOTAL WARRANTS
  (COST: $1,479,991, $34,739, $1,514,730)                                           865,542                3,031            868,573
                                                                             --------------       --------------      -------------

TOTAL LONG-TERM INVESTMENTS
  (COST: $467,315,030, $209,020,889, $676,335,919)                              268,817,768          192,507,101        461,324,869
                                                                             --------------       --------------      -------------

SHORT-TERM INVESTMENTS: 4.98%

REPURCHASE AGREEMENT: 4.98%
State Street Repurchase Agreement, 5.180% due 04/02/01                           10,291,000           14,585,000         24,876,000
                                                                             --------------       --------------      -------------

TOTAL SHORT TERM INVESTMENTS
  (COST: $10,291,000, $14,585,000, $24,876,000)                                  10,291,000           14,585,000         24,876,000
                                                                             --------------       --------------      -------------

TOTAL INVESTMENTS IN SECURITIES
  (COST: $477,606,030, $223,605,889, $701,211,919)*                97.26%       279,108,768          207,092,101        486,200,869
OTHER ASSETS AND LIABILITIES-NET                                    2.74%        12,310,442            1,377,813         13,688,255
                                                                  ------       ------------       --------------      -------------
NET ASSETS                                                        100.00%      $291,419,210       $  208,469,914      $ 499,889,124
                                                                  ======       ============       ==============      =============


----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securties Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign issuer
**   Defaulted security
&&   Became defaulted security subsequent to March 31, 2001.
X Fair value determined by PilgrimValuation Committee appointed by the Fund's Board of Directors.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

                 See Accompanying Notes to Financial Statements

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 - Basis of Combination:

     On November 2, 2001, the Boards of Pilgrim High Yield Fund II ("High Yield Fund II") and Pilgrim High Yield Fund ("High Yield Fund"), approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of High Yield Fund, High Yield Fund II will acquire all of the assets of the High Yield Fund subject to the liabilities of such Fund, in exchange for a number of shares of High Yield Fund II equal in value to the net assets of High Yield Fund (the "Merger").

     The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2001. The unaudited pro forma portfolio of investments, and statement of assets and liabilities reflect the financial position of High Yield Fund II and High Yield Fund at March 31, 2001. The unaudited pro forma statement of operations reflects the results of operations of High Yield Fund II and High Yield Fund for the year ended March 31, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for High Yield Fund II and High Yield Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of High Yield Fund II for pre-combination periods will not be restated.

     The unaudited pro forma portfolio of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

Note 2 - Security Valuation:

     Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. Debt securities are valued at bid prices (High Yield Fund is valued at the mean between the bid and ask prices) obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. All investments quoted in foreign currencies will be valued daily in U.S. Dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's Custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors. Investments in securities maturing in less than 60 days are valued at cost, which, when combined with accrued interest, approximates market value.

Note 3 - Capital Shares:

     The unaudited pro forma net asset value per share assumes additional shares of common stock issued in connection with the proposed acquisition of High Yield Fund by High Yield Fund II as of March 31, 2001. The number of additional shares issued was calculated by dividing the net asset value of each Class of High Yield Fund by the respective Class net asset value per share of High Yield Fund II.

Note 4  - Unaudited Pro Forma Adjustments:

     The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on March 31, 2001. High Yield Fund expenses were adjusted assuming High Yield Fund II's fee structure was in effect for the year ended March 31, 2001.

Note 5 - Merger Costs:

     Merger costs are estimated at approximately $125,000 and are not included in the unaudited pro forma statement of operations since these costs are not reccurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Pilgrim Investments LLC, Investment Adviser to the Funds, will bear half of the cost of the Reorganization. The Funds will bear the other half of the expenses relating to the proposed Reorganization.

Note 6 - Federal Income Taxes:

      It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

      The Fund intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. The amount of capital loss carryforward, which may offset High Yield Fund II's capital gains in any given year may be limited as a result of previous reorganizations. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

                             PILGRIM HIGH YIELD FUND

          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MARCH 14, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) and JAMES M. HENNESSY AND KIMBERLY A. ANDERSON or any one or more of them, proxies, with full power of substitution, to vote all shares of Pilgrim High Yield Fund (the "Fund") a series of Pilgrim Investment Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on March 14, 2002 at 8:00 a.m., local time, and at any adjournment thereof.

     This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

     Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

     Please indicate your vote by an "x" in the appropriate box below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Pilgrim High Yield Fund by Pilgrim High Yield Fund II in exchange for Class A, B, C, M and Q shares of common stock of Pilgrim High Yield Fund II and the assumption by Pilgrim High Yield Fund II of all of the liabilities of Pilgrim High Yield Fund, a series of Pilgrim Investment Funds, Inc.

     For [ ]                      Against [ ]                    Abstain [ ]

     This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

-----------------------------------     ------------------------
Signature                               Date


-----------------------------------     ------------------------
Signature (if held jointly)             Date


Pilgrim Investment Funds, Inc.
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     Article 5.2 of the Registrant's Amended and Restated Declaration of Trust provides for the indemnification of Registrant's Trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("disabling conduct").

     Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct. Section 9 of Registrant's Distribution Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.
Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a Trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1) (A) Form of Certificate of Trust of Registrant - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (B) Form of Certificate of Amendment of Certificate of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (C) Form of Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (D) Form of Establishment of Additional Series - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

     (E) Form of Establishment of Additional Series- Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (F) Form of Amendment No. 2 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (G) Form of Amendment No. 3 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (H) Form of Amendment No. 4 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (I) Form of Amendment No. 5 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (J) Form of Amendment No. 6 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (K) Form of Amendment No. 7 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (L) Form of Amendment No. 8 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (M) Form of Amendment No. 9 to Amended and Restated Declaration of Trust - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (N)  Form of Amendment No. 10 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 29 to Registrant's Form N-1A Registration Statement on May 3, 1996 and incorporated herein by reference.
     (O)  Form of Amendment No. 11 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.
     (P)  Form of Amendment No. 12 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 38 to Registrants Form N-1A Registration Statement of January 3, 1997 and incorporated herein by reference.
     (Q)  Form of Amendment No. 13 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (R)  Form of Amendment No. 14 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 40 to Registrants form N-1A Registration Statement on May 2, 1997 and incorporated herein by reference.
     (S)  Form of Amendment No. 15 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 43 to Registrant's Form N-1A Registration Statement on July 14, 1997 and incorporated herein by reference.
     (T)  Form of Amendment No. 16 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.
     (U)  Form of Amendment No. 17 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.

     (V)  Form of Amendment No. 18 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 48 to Registrant's Form N-1A Registration Statement on December 15, 1997 and incorporated herein by reference.
     (W)  Form of Amendment No. 19 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.
     (X)  Form of Amendment No. 20 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 63 to Registrant's Form N-1A Registration Statement on July 21, 1998 and incorporated herein by reference.
     (Y)  Form of Amendment No. 21 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (Z) Form of Certificate of Amendment to Certificate of Trust - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (AA) Form of Amendment No. 22 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (BB) Form of Amendment No. 23 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (CC) Form of Amendment No. 24 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Registration Statement on January 4, 2000 and incorporated herein by reference.
     (DD) Form of Amendment No. 25 to Amended and Restated  Declaration of Trust
          - Filed as an Exhibit to Post-Effective Amendment No. 86 to the Registrant's Form N-1A Registration Statement on November 9, 2001 and incorporated herein by reference.

(2) (A) Form of Amended Bylaws of Registrant - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
     (B) Form of Amendment to Section 2.5 of Bylaws of Registrant - Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant's Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(3)  Not Applicable

(4) Form of Agreement and Plan of Reorganization between Pilgrim Mutual Funds, on behalf of Pilgrim High Yield Fund II, and Pilgrim Investment Funds, Inc., on behalf of Pilgrim High Yield Fund -- Filed herewith.

(5)  Not Applicable

(6) (A) Form of Investment Management Agreement between the Registrant and ING Pilgrim Investments, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 81 to the Registrant's Form N-1A Registration Statement on December 22, 2000 and incorporated herein by reference.
     (B) Form of Sub-Advisory Agreement between ING Pilgrim Investments, Inc. and Nicholas-Applegate Capital Management - Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(7) Form of Underwriting Agreement between Registrant and Pilgrim Securities, Inc - Filed as an Exhibit to the Registrant's Form N-14 Registration Statement on December 22, 2000 and incorporated herein by reference.

(8)  Not Applicable

(9) (A) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998 - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (B) Form of Amendment to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (C) Form of Foreign Custody Manager Delegation Agreement between Registrant and Brown Brothers Harriman & Co. dated as of June 1, 1998
          - Filed as an Exhibit to Post-Effective Amendment No. 66 to Registrant's Form N-1A Registration Statement on August 14, 1998 and incorporated herein by reference.
     (D) Form of Novation Agreement to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (E) Form of Appendix C to Custody Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (F) Form of Novation Agreement to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (G) Form of Appendix C to Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co. - Filed as an Exhibit to
          Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (H) Form of Custodian Agreement with Investors Fiduciary Trust Company - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (I) Form of Amended Custody Agreement between Registrant and Brown Brothers Harriman & Co. - Filed as an Exhibit to Post-Effective Amendment No. 82 to the Registrant's Form N-1A Registration Statement on March 1, 2001 and incorporated herein by reference.

(10) (A)  Form of Amended and Restated Service and Distribution Plan for Class A
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (B)  Form of Amended and Restated Service and Distribution Plan for Class B
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (C)  Form of Amended and Restated Service and Distribution Plan for Class C
          - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.

     (D) Form of Amended and Restated Service Plan for Class Q - Filed as an Exhibit to Post-Effective Amendment No. 67 to the Registrant's Form N-1A Registration Statement on March 25, 1999 and incorporated herein by reference.
     (E) Form of Amendment to Amended and Restated Service and Distribution Plan for Class B - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (F) Form of Amendment to Amended and Restated Service and Distribution Plan for Class C - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (G) Form of Amendment to Amended and Restated Service and Distribution Plan for Class A - Filed as an Exhibit to Post-Effective Amendment No. 73 to the Registrant's Form N-1A Registration Statement on October 29, 1999 and incorporated herein by reference.
     (H) Form of Amendment to Amended and Restated Service and Distribution Plan for Class T - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.
     (I) Form of Amended and Restated Service and Distribution Plan for Class B -- Filed as an Exhibit to Post-Effective Amendment No. 84 to the Registrant's Form N-1A Registration Statement on July 31, 2001 and incorporated herein by reference.
     (J) Form of Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an Exhibit to Post-Effective Amendment No. 74 to the Registrant's Form N-1A Registration Statement on November 5, 1999 and incorporated herein by reference.
     (K) Form of Multiple Class Plan pursuant to Rule 18f-3-- Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.

(11) Form of Opinion and Consent of Counsel - Filed herewith.

(12) Form of Opinion of Counsel Supporting Tax Matters and Consequences -- Filed herewith.

(13) (A) Form of Administration Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (B) Form of Amended and Restated Administration Agreement - Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Registration Statement on October 1, 2001 and incorporated herein by reference.
     (C) Form of Agency Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (D) Form of Shareholder Service Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (E) Form of Expense Limitation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (F) Form of Recordkeeping Agreement - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Form N-1A Registration Statement on May 24, 1999 and incorporated herein by reference.
     (G) Form of Expense Limitation Agreement pertaining to Money Market Fund -- Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.

     (H) Form of Agreement among Reserve Institutional Trust; Reserve Management Company, Inc.; Reserve Partners, Inc.; Pilgrim Mutual Funds; Pilgrim Investments, Inc. with Pilgrim Securities, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant's Form N-1A Registration Statement on July 1, 1999 and incorporated herein by reference.
     (I) Form of Amended and Restated Expense Limitation Agreement - Filed as an Exhibit to Post-Effective Amendment No. 75 to the Registrant's Form N-1A Statement on January 4, 2000 and incorporated herein by reference. Consent of KPMG LLP, Independent Auditors - Filed as an Exhibit to the Registrant's Form N-14.
     (J) Form of Amended Schedule A to the Expense Limitation Agreement -- Filed as an Exhibit to Post-Effective Amendment No. 85 to the Registrant's Form N-1A Statement on October 1, 2001 and incorporated herein by reference.

(14) Consent of PricewaterhouseCoopers LLP -- Filed herewith.

(15) Not Applicable

(16) Powers of Attorney - Filed herewith.

(17) Not Applicable

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 20th day of November, 2001.

                                        PILGRIM MUTUAL FUNDS


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            Kimberly A. Anderson
                                            Vice President and Secretary

     Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                       Title                          Date
      ---------                       -----                          ----


---------------------------    Trustee and Chairman            November 20, 2001
John G. Turner*


---------------------------    President and Chief             November 20, 2001
James M. Hennessy*             Executive Officer


---------------------------    Senior Vice President and       November 20, 2001
Michael J. Roland*             Principal Financial Officer


---------------------------    Trustee                         November 20, 2001
Paul S. Doherty*


---------------------------    Trustee                         November 20, 2001
Alan L. Gosule*

---------------------------    Trustee                         November 20, 2001
Walter H. May, Jr.*


---------------------------    Trustee                         November 20, 2001
Thomas J. McInerney*


---------------------------    Trustee                         November 20, 2001
Jock Patton*


---------------------------    Trustee                         November 20, 2001
David W.C. Putnam*


---------------------------    Trustee                         November 20, 2001
Blaine E. Rieke*


---------------------------    Trustee                         November 20, 2001
Richard A. Wedemeyer*

*    By: /s/ Kimberly A. Anderson
         --------------------------------
         Kimberly A. Anderson
         Attorney-in-Fact**

**   Executed pursuant to powers of attorney filed herewith.

                                  EXHIBIT INDEX


(4) Agreement and Plan of Reorganization between Pilgrim Mutual Funds, on behalf of Pilgrim High Yield Fund II, and Pilgrim Investment Funds, Inc., on behalf of Pilgrim High Yield Fund

(11) Form of Opinion and Consent of Counsel

(12) Form of Opinion of Counsel Supporting Tax Matters and Consequences

(14) Consent of PricewaterhouseCoopers LLP

(16) Powers of Attorney